March 31, 2000
                         NML VARIABLE ANNUITY ACCOUNT A
              INDIVIDUAL VARIABLE ANNUITY CONTRACTS FOR RETIREMENT
               PLANS OF SELF-EMPLOYED PERSONS AND THEIR EMPLOYEES

NORTHWESTERN MUTUAL                          THE NORTHWESTERN MUTUAL LIFE
SERIES FUND, INC. AND                        INSURANCE COMPANY
RUSSELL INSURANCE FUNDS                      720 EAST WISCONSIN AVENUE
                                             MILWAUKEE, WI 53202
                                             (414) 271-1444

                                  PROSPECTUSES

                                                             NORTHWESTERN MUTUAL

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account A
 [NORTHWESTERN MUTUAL LOGO]

                                                                  March 31, 2000

PROFILE OF THE VARIABLE ANNUITY CONTRACT

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. We describe the Contract more fully in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT The Contract provides retirement annuity benefits for self-employed individuals (and their eligible employees). The Contract will invest on a tax-deferred basis in your choice of sixteen investment portfolios. The Contract also allows investment on a fixed basis in a guaranteed account.

The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement.

The sixteen investment portfolios are listed in Section 4 below. These portfolios bear varying amounts of investment risk. Those with more risk are designed to produce a better long-term return than those with less risk. But this is not guaranteed. You can also lose your money.

The amounts you invest on a fixed basis earn interest at a rate we declare from time to time. We guarantee principal and we guarantee the interest rate for each amount for at least one year.

You may invest in any or all of the sixteen investment portfolios. You may move money among these portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. Transfers of amounts invested on a fixed basis are subject to restrictions.

During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving annuity payments from your Contract, usually at retirement. Monthly annuity payments begin on the date you select.

The amount you accumulate in your Contract, including the results of investment performance, will determine the amount of your monthly annuity payments.

2. ANNUITY PAYMENTS If you decide to begin receiving monthly annuity payments from your Contract, you may choose one of three payment plans: (1) monthly payments for a specified period of five to thirty years, as you select, (2) monthly payments for your life (assuming you are the annuitant), and you may choose to have payments continue to your beneficiary for the balance of ten or twenty years if you die sooner; or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. After you begin receiving monthly annuity payments you cannot change your selection if the payments depend on your life or the life of another.

These payment plans are available to you on a variable or fixed basis. Variable means that the amount accumulated in your Contract will continue to be invested in one or more of the sixteen investment portfolios as you choose. Your monthly annuity payments will vary up or down to reflect continuing investment performance. Or you may choose a fixed annuity payment plan which guarantees the amount you will receive each month.

3. PURCHASE We offer Front Load and Back Load Contracts, as briefly described in Section 5. You may make purchase payments of $25 or more as you accumulate funds in your Contract. For the Front Load Contract the minimum initial purchase payment is $10,000. Your Northwestern Mutual agent will help you complete a Contract application form.

4. INVESTMENT CHOICES You may invest in any or all of the following investment portfolios. All of these are described in the attached prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds:

Northwestern Mutual Series Fund, Inc.
   1. Small Cap Growth Stock Portfolio
   2. Aggressive Growth Stock Portfolio
   3. International Equity Portfolio
   4. Index 400 Stock Portfolio
   5. Growth Stock Portfolio
   6. Growth and Income Stock Portfolio
   7. Index 500 Stock Portfolio
   8. Balanced Portfolio
   9. High Yield Bond Portfolio
  10. Select Bond Portfolio
  11. Money Market Portfolio

Russell Insurance Funds
   1. Multi-Style Equity Fund
   2. Aggressive Equity Fund
   3. Non-U.S. Fund
   4. Real Estate Securities Fund
   5. Core Bond Fund

You may also invest all or part of your funds on a fixed basis (the Guaranteed Interest Fund).

                                        I                                Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account A
 [NORTHWESTERN MUTUAL LOGO]

5. EXPENSES The Contract has insurance and investment features, and there are costs related to them. For the Front Load Contract we deduct a sales load of 4.5% from your purchase payments. The percentage is lower when cumulative purchase payments exceed $100,000. For the Back Load Contract there is no sales load deducted from purchase payments but a withdrawal charge of 0% to 6% applies, depending on the length of time the money you withdraw has been in the Contract and the size of your Contract.

Each year we deduct a $30 Contract fee. Currently this fee is waived if the value of your Contract is $25,000 or more.

We also deduct mortality and expense risk charges for the guarantees associated with your Contract. These charges are at the annual rate of 0.50% for the Front Load Contract. They begin at 1.25% for the Back Load Contract and are reduced to 0.50% for purchase payments that are no longer subject to withdrawal charges in Contracts with a value of $25,000 or more. We may increase the charges to a maximum rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract. We will not increase the charges for at least five years from the date of the prospectus.

The portfolios also bear investment charges that range from an annual rate of 0.20% to 1.30% of the average daily value of the portfolio, depending on the investment portfolio you select. The following charts are designed to help you understand the charges for the Front Load and Back Load Contracts. The first three columns show the annual expenses as a percentage of assets including the insurance charges, the portfolio charges and the total charges. Portfolio expenses are based on 1999 expenses for the portfolios. Expenses for the portfolios reflect fee waivers and expense reimbursements. The last two columns show you examples of the charges, in dollars, you would pay. The examples reflect the impact of the asset based charges, any sales loads or withdrawals that would apply, and the $30 Contract fee calculated by dividing the annual Contract fees collected by the average assets of the sub-account. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money at the end of year one, and at the end of year ten. Both of these examples, for both Contracts, reflect aggregate charges on a cumulative basis to the end of the 1 or 10-year period.
For more detailed information, see the Expense Table which begins on page 3 of the attached prospectus for the Contracts.

                                    EXPENSES
--------------------------------------------------------------------------------

FRONT LOAD CONTRACT
                                                       ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                  EXAMPLES:*
                                                     Total Annual         Total Annual                           Total Annual
                                                       Insurance           Portfolio      Total Annual        Charges At End of
                  Portfolio                             Charges             Charges         Expenses         1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
---------------------------------------------
  Small Cap Growth Stock                         0.52% (0.50% + 0.02%)       1.00%           1.52%            $60          $236
  Aggressive Growth Stock                        0.52% (0.50% + 0.02%)       0.51%           1.03%            $55          $181
  International Equity                           0.52% (0.50% + 0.02%)       0.74%           1.26%            $57          $206
  Index 400 Stock                                0.52% (0.50% + 0.02%)       0.35%           0.87%            $53          $174
  Growth Stock                                   0.52% (0.50% + 0.02%)       0.43%           0.95%            $54          $172
  Growth and Income Stock                        0.52% (0.50% + 0.02%)       0.57%           1.09%            $56          $187
  Index 500 Stock                                0.52% (0.50% + 0.02%)       0.20%           0.72%            $52          $146
  Balanced                                       0.52% (0.50% + 0.02%)       0.30%           0.82%            $53          $158
  High Yield Bond                                0.52% (0.50% + 0.02%)       0.50%           1.02%            $55          $180
  Select Bond                                    0.52% (0.50% + 0.02%)       0.30%           0.82%            $53          $158
  Money Market                                   0.52% (0.50% + 0.02%)       0.30%           0.82%            $53          $158
Russell Insurance Funds
---------------------------------------------
  Multi-Style Equity                             0.52% (0.50% + 0.02%)       0.92%           1.44%            $59          $228
  Aggressive Equity                              0.52% (0.50% + 0.02%)       1.25%           1.77%            $62          $267
  Non-U.S                                        0.52% (0.50% + 0.02%)       1.30%           1.82%            $63          $282
  Real Estate Securities                         0.52% (0.50% + 0.02%)       1.15%           1.67%            $61          $248
  Core Bond                                      0.52% (0.50% + 0.02%)       0.80%           1.32%            $58          $218

* TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 0.50% PLUS 0.02% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.02%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE INSURANCE CHARGES TO A MAXIMUM RATE OF 0.75%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS.

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT LOAD CONTRACT IS $10,000. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 10 TO FIND THE EXPENSES FOR A FRONT LOAD CONTRACT OF MINIMUM SIZE.

Profile                                II

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account A
 [NORTHWESTERN MUTUAL LOGO]

--------------------------------------------------------------------------------

BACK LOAD CONTRACT
                                                      ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                 EXAMPLES:**
                                                    Total Annual         Total Annual                           Total Annual
                                                      Insurance           Portfolio      Total Annual        Charges At End of
                 Portfolio                             Charges             Charges         Expenses         1 Year      10 Years
--------------------------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
--------------------------------------------
  Small Cap Growth Stock                        1.46% (1.25% + 0.21%)        1.00%           2.46%           $85          $297
  Aggressive Growth Stock                       1.46% (1.25% + 0.21%)        0.51%           1.97%           $80          $245
  International Equity                          1.46% (1.25% + 0.21%)        0.74%           2.20%           $82          $268
  Index 400 Stock                               1.46% (1.25% + 0.21%)        0.35%           1.81%           $78          $239
  Growth Stock                                  1.46% (1.25% + 0.21%)        0.43%           1.89%           $79          $237
  Growth and Income Stock                       1.46% (1.25% + 0.21%)        0.57%           2.03%           $81          $251
  Index 500 Stock                               1.46% (1.25% + 0.21%)        0.20%           1.66%           $77          $212
  Balanced                                      1.46% (1.25% + 0.21%)        0.30%           1.76%           $78          $223
  High Yield Bond                               1.46% (1.25% + 0.21%)        0.50%           1.96%           $80          $244
  Select Bond                                   1.46% (1.25% + 0.21%)        0.30%           1.76%           $78          $223
  Money Market                                  1.46% (1.25% + 0.21%)        0.30%           1.76%           $78          $223
Russell Insurance Funds
--------------------------------------------
  Multi-Style Equity                            1.46% (1.25% + 0.21%)        0.92%           2.38%           $84          $290
  Aggressive Equity                             1.46% (1.25% + 0.21%)        1.25%           2.71%           $87          $326
  Non-U.S.                                      1.46% (1.25% + 0.21%)        1.30%           2.76%           $88          $341
  Real Estate Securities                        1.46% (1.25% + 0.21%)        1.15%           2.61%           $86          $309
  Core Bond                                     1.46% (1.25% + 0.21%)        0.80%           2.26%           $83          $280

** TOTAL ANNUAL INSURANCE CHARGES INCLUDE THE INSURANCE CHARGES OF 1.25% PLUS
   0.21% OF THE ASSETS TO REFLECT THE $30 CONTRACT FEE, BASED ON ACTUAL CONTRACT FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. THE ACTUAL IMPACT OF THE CONTRACT FEE MAY BE GREATER OR LESS THAN 0.21%, DEPENDING UPON THE VALUE OF YOUR CONTRACT. WE MAY INCREASE THE INSURANCE CHARGES TO A MAXIMUM RATE OF 1.50%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS.

6. TAXES As a general rule, earnings on your Contract are not taxed until they are withdrawn or taken as monthly annuity payments. A 10% federal tax penalty may apply if you make withdrawals from the Contract before the employee reaches age 59 1/2.

7. ACCESS TO YOUR MONEY You may take money out of your Contract at any time before monthly annuity payments begin. For the Front Load Contract there is no charge for withdrawals. For the Back Load Contract there is a withdrawal charge of 6% or less, depending on how much money has been paid into the Contract and how long it has been held there. Each purchase payment has its own withdrawal charge period. When you make a withdrawal, we use the amounts that produce the lowest withdrawal charge. After the first year, 10% of the Contract value on the prior anniversary may be withdrawn without a withdrawal charge if the Contract value is at least $10,000. For both Front Load and Back Load Contracts, you may also have to pay income tax and a tax penalty on amounts you take out.

                                       III                               Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account A
 [NORTHWESTERN MUTUAL LOGO]

8. PERFORMANCE The value of your Contract will vary up or down reflecting the performance of the investment portfolios you select. The chart below shows total returns for each of the investment portfolios that was in operation, and used with the Account, during the years shown. Performance is not shown for the portfolios that have not been in operation for one calendar year. These numbers, for the Front Load Contract and the Back Load Contract, reflect the asset-based charges for mortality and expense risks, the annual Contract fees and investment expenses for each portfolio. The numbers include the annual Contract fee in the amount of 0.02% for the Front Load Contract and 0.21% for the Back Load Contract. The numbers do not reflect deductions from purchase payments for the Front Load Contract or any withdrawal charge for the Back Load Contract. Those charges, if applied, would reduce the performance. Past performance does not guarantee future results.

                                  PERFORMANCE
--------------------------------------------------------------------------------

                                                                                CALENDAR YEAR
               Portfolio                    1999     1998     1997     1996     1995     1994     1993     1992    1991     1990
---------------------------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
----------------------------------------
  Aggressive Growth Stock                   43.09     7.00    13.27    17.08    38.57     4.86    18.49    5.39    55.19       NA
  International Equity                      22.26     4.27    11.70    20.38    13.98    -0.62       NA     NA        NA       NA
  Growth Stock                              21.86    26.04    29.18    20.28    30.15       NA       NA     NA        NA       NA
  Growth and Income Stock                    6.92    22.50    29.37    19.34    30.44       NA       NA     NA        NA       NA
  Index 500 Stock                           20.33    28.06    32.51    22.11    36.54     0.67     9.20    6.70    28.89       NA
  Balanced                                  10.66    18.26    20.89    12.86    25.74    -0.53     9.01    4.77    23.30     0.56
  High Yield Bond                           -0.97    -2.35    15.25    19.15    16.17       NA       NA     NA        NA       NA
  Select Bond                               -1.54     6.52     8.90     2.77    18.48    -3.34     9.76    6.43    16.27     7.77
  Money Market                               4.56     4.88     4.93     4.74     5.28     3.52     2.32    2.80     5.14     7.47

--------------------------------------------------------------------------------

                                                                                CALENDAR YEAR
               Portfolio                    1999     1998     1997     1996     1995     1994     1993     1992    1991     1990
---------------------------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
----------------------------------------
  Aggressive Growth Stock                   41.71     6.00    12.22    15.98    37.28     3.88    17.39    4.41    53.74       NA
  International Equity                      21.12     3.28    10.66    19.25    12.92    -1.54       NA     NA        NA       NA
  Growth Stock                              20.72    24.86    27.98    19.15    28.93       NA       NA     NA        NA       NA
  Growth and Income Stock                    5.93    21.36    28.15    18.22    29.23       NA       NA     NA        NA       NA
  Index 500 Stock                           19.16    26.86    31.27    20.96    35.27    -0.27     8.18    5.70    27.68       NA
  Balanced                                   9.59    17.16    19.76    11.80    24.57    -1.46     7.99    3.79    22.14    -0.42
  High Yield Bond                           -1.90    -3.26    14.18    18.03    15.09       NA       NA     NA        NA       NA
  Select Bond                               -2.46     5.52     7.88     1.81    17.38    -4.24     8.74    5.44    15.19     6.75
  Money Market                               3.58     3.90     3.95     3.75     4.29     2.55     1.36    1.84     4.16     6.47

9. DEATH BENEFIT If you die before age 75, and before monthly annuity payments begin, your beneficiary will receive a death benefit. The amount will be the value of your Contract or, if greater, the amount you have paid in. We offer an enhanced death benefit at extra cost. We increase the enhanced death benefit on each Contract anniversary, up to age 80, if the Contract value has increased. The death benefit may be adjusted, of course, for any withdrawals you have made. The death benefit will be paid as a lump sum or your beneficiary may select a monthly annuity payment plan, or the Contract may be continued in force with a contingent annuitant.

Profile                                IV

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                              NML Variable Annuity Account A
 [NORTHWESTERN MUTUAL LOGO]

10. OTHER INFORMATION

FREE LOOK. If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment.

AVOID PROBATE. In most cases, when you die, your beneficiary will receive the full death benefit of your Contract without going through probate.

AUTOMATIC DOLLAR-COST AVERAGING. With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

ELECTRONIC FUNDS TRANSFER (EFT). Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic checkbook withdrawals allow you to add to your portfolio(s) on a regular monthly basis through payments drawn directly on your checking account.

SYSTEMATIC WITHDRAWAL PLAN. You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

AUTOMATIC REQUIRED MINIMUM DISTRIBUTIONS. You can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

PORTFOLIO REBALANCING. To help you maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

INTEREST SWEEPS. If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

NML EXPRESS. 1-800-519-4NML (1-800-519-4665). Get up-to-date information about your contract at your convenience with your contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

INTERNET. For information about Northwestern Mutual, visit us on our Website. Included are daily unit values, fund performance information and access to current values for Contracts you own.

                           WWW.NORTHWESTERNMUTUAL.COM

11. INQUIRIES  If you need more information, please contact us at:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, 720 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202; 1-888-455-2232.

                                        V                                Profile

Prospectus
NML VARIABLE ANNUITY ACCOUNT A

This prospectus describes individual variable annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") to provide retirement annuity benefits for self-employed individuals (and their eligible employees) who adopt plans meeting the requirements of Sections 401 or 403(a) of the Internal Revenue Code of 1986, as amended. These plans, popularly called HR-10 Plans, afford certain federal income tax benefits to employers and to employees and their beneficiaries.

We use NML Variable Annuity Account A (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the eleven portfolios of Northwestern Mutual Series Fund, Inc. and the five Russell Insurance Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock, Balanced, High Yield Bond, Select Bond, Money Market. Russell Insurance Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities, Core Bond.

The Account has 16 Divisions that correspond to the 11 Portfolios and 5 Funds in which you may invest. The Contracts also permit you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

We offer two versions of the Contracts: Front Load Contracts and Back Load Contracts. See the Expense table on page 3 and the Deductions section, beginning on page 21.

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contracts with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number (888) 455-2232. You will find the table of contents for the Statement of Additional Information following page 24 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc. and Russell Insurance Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus and the Statement of Additional Information is March 31, 2000.

                                        1                             Prospectus

C ONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
  PROSPECTUS.........................................    1
    NML Variable Annuity Account A...................    1
  INDEX OF SPECIAL TERMS.............................    3
  EXPENSE TABLE......................................    3
  ACCUMULATION UNIT VALUES...........................    7
  THE COMPANY........................................   12
  NML VARIABLE ANNUITY ACCOUNT A.....................   12
  THE FUNDS..........................................   13
  THE CONTRACTS......................................   13
    Purchase Payments Under the Contracts............   13
       Amount and Frequency..........................   13
       Application of Purchase Payments..............   13
    Net Investment Factor............................   14
    Benefits Provided Under the Contracts............   14
       Withdrawal Amount.............................   14
       Death Benefit.................................   15
       Maturity Benefit..............................   15
    Variable Payment Plans...........................   15
       Description of Payment Plans..................   16
       Amount of Annuity Payments....................   16
       Assumed Investment Rate.......................   16
    Additional Information...........................   16
       Transfers Between Divisions and Payment
         Plans.......................................   16
       Gender-Based Annuity Payment Rates............   17
       Owners of the Contracts.......................   17

                                                       PAGE
                                                       ----
       Deferment of Benefit Payments.................   17
       Dividends.....................................   18
       Substitution and Change.......................   18
       Fixed Annuity Payment Plans...................   18
       Financial Statements..........................   18
  THE GUARANTEED INTEREST FUND.......................   18
  FEDERAL INCOME TAXES...............................   19
    Contribution Limits..............................   19
    Taxation of Contract Benefits....................   19
    Minimum Distribution Requirements................   20
    Taxation of Northwestern Mutual..................   20
  DEDUCTIONS.........................................   21
    Sales Load.......................................   21
    Mortality Rate and Expense Risk Charges..........   21
    Contract Fee.....................................   22
    Withdrawal Charge................................   22
    Enhanced Death Benefit Charge....................   22
    Premium Taxes....................................   23
    Expenses for the Portfolios and Funds............   23
    Contracts Issued Prior to March 31, 2000.........   23
    Contracts Issued Prior to March 31, 1995.........   23
    Contracts Issued Prior to December 17, 1981......   23
    Dividends for Contracts Issued Prior to March 31,
       2000..........................................   23
    Reduced Charges for Exchange Transactions........   24
  DISTRIBUTION OF THE CONTRACTS......................   24

THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON THE
                   PAGE FOLLOWING PAGE 24 OF THIS PROSPECTUS.

Prospectus                              2

INDEX OF SPECIAL TERMS

The following special terms used in this prospectus are discussed at the pages indicated.

                    TERM                        PAGE
                    ----                        ----
Accumulation Unit...........................     13
Annuity (or Annuity Payments)...............     16
Net Investment Factor.......................     14
Payment Plans...............................     15

                    TERM                        PAGE
                    ----                        ----
Annuitant...................................     17
Maturity Date...............................     15
Owner.......................................     17
Withdrawal Amount...........................     14

--------------------------------------------------------------------------------

EXPENSE TABLE

Front Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Maximum Sales Load (as a percentage of
  purchase payments).......................     4.5%
Withdrawal Charge..........................     None
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*...    0.50%
Maximum Mortality and Expense Risk Fees*...    0.75%
Other Expenses.............................     None
Total Current Separate Account Annual
  Expenses*................................    0.50%
Total Maximum Separate Account Annual
  Expenses*................................    0.75%

ANNUAL CONTRACT FEE
$30; waived if the Contract Value equals or exceeds $25,000

--------------------------------------------------------------------------------

Back Load Contract

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Sales Load (as a percentage of purchase
  payments)................................     None
Withdrawal Charge for Sales Expenses (as a
  percentage of amounts paid)..............    0%-6%
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*...    1.25%
Maximum Mortality and Expense Risk Fees*...    1.50%
Other Expenses.............................     None
Total Current Separate Account Annual
  Expenses*................................    1.25%
Total Maximum Separate Account Annual
  Expenses*................................    1.50%

ANNUAL CONTRACT FEE
$30; waived if the Contract Value equals or exceeds $25,000

* WE GUARANTEE THE CURRENT MORTALITY AND EXPENSE RISK FEES FOR FIVE YEARS FROM THE DATE OF THIS PROSPECTUS. THEREAFTER, WE RESERVE THE RIGHT TO INCREASE THE MORTALITY AND EXPENSE RISK FEES TO A MAXIMUM ANNUAL RATE OF 0.75% FOR THE FRONT LOAD CONTRACT AND 1.50% FOR THE BACK LOAD CONTRACT.

                                        3                             Prospectus

Annual Expenses of the Portfolios and Funds
(as a percentage of the assets)

                                                                                                  TOTAL ANNUAL EXPENSES
                                                                 MANAGEMENT FEES       OTHER         (AFTER EXPENSE
                                                                (AFTER FEE WAIVER)    EXPENSES       REIMBURSEMENT)
                                                                ------------------    --------    ---------------------
Northwestern Mutual Series Fund, Inc.
------------------------------------------------------------
  Small Cap Growth Stock*...................................          0.79%            0.21%              1.00%
  Aggressive Growth Stock...................................          0.51%            0.00%              0.51%
  International Equity......................................          0.67%            0.07%              0.74%
  Index 400 Stock*..........................................          0.25%            0.10%              0.35%
  Growth Stock..............................................          0.43%            0.00%              0.43%
  Growth and Income Stock...................................          0.57%            0.00%              0.57%
  Index 500 Stock...........................................          0.20%            0.00%              0.20%
  Balanced..................................................          0.30%            0.00%              0.30%
  High Yield Bond...........................................          0.49%            0.01%              0.50%
  Select Bond...............................................          0.30%            0.00%              0.30%
  Money Market..............................................          0.30%            0.00%              0.30%

Russell Insurance Funds*
------------------------------------------------------------
  Multi-Style Equity........................................          0.77%            0.15%              0.92%
  Aggressive Equity.........................................          0.86%            0.39%              1.25%
  Non-U.S...................................................          0.75%            0.55%              1.30%
  Real Estate Securities....................................          0.85%            0.30%              1.15%
  Core Bond.................................................          0.54%            0.26%              0.80%

* For the Russell Insurance Funds (the "Fund"), the Small Cap Growth Stock Portfolio and the Index 400 Stock Portfolio (the "Portfolios"), the adviser has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's and Portfolios' total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The adviser has also agreed to reimburse the Fund and Portfolios for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be 0.78% and 0.93% for the Multi-Style Equity Fund; 0.95% and 1.34% for the Aggressive Equity Fund; 0.95% and 1.50% for the Non-U.S. Fund; 0.85% and 1.15% for the Real Estate Securities Fund; 0.60% and 0.86% for the Core Bond Fund; 0.79% and 1.03% for the Small Cap Growth Stock Portfolio; and 0.25% and 0.46% for the Index 400 Stock Portfolio.

--------------------------------------------------------------------------------

EXAMPLE

FRONT LOAD CONTRACT -- You would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Northwestern Mutual Series Fund, Inc.
------------------------------------------------------------
  Small Cap Growth Stock....................................     $60       $ 91       $125        $236
  Aggressive Growth Stock...................................     $55       $ 76       $ 99        $181
  International Equity......................................     $57       $ 83       $111        $206
  Index 400 Stock...........................................     $53       $ 74       $ 96        $174
  Growth Stock..............................................     $54       $ 74       $ 95        $172
  Growth and Income Stock...................................     $56       $ 78       $102        $187
  Index 500 Stock...........................................     $52       $ 67       $ 83        $146
  Balanced..................................................     $53       $ 70       $ 88        $158
  High Yield Bond...........................................     $55       $ 76       $ 99        $180
  Select Bond...............................................     $53       $ 70       $ 88        $158
  Money Market..............................................     $53       $ 70       $ 88        $158

Russell Insurance Funds
------------------------------------------------------------
  Multi-Style Equity........................................     $59       $ 89       $122        $228
  Aggressive Equity.........................................     $62       $100       $140        $267
  Non-U.S. .................................................     $63       $104       $147        $282
  Real Estate Securities....................................     $61       $ 95       $132        $248
  Core Bond.................................................     $58       $ 86       $117        $218

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT-LOAD CONTRACT IS $10,000. YOU MUST MULTIPLY THE NUMBERS ABOVE BY 10 TO FIND THE EXPENSES FOR A FRONT-LOAD CONTRACT OF MINIMUM SIZE.

Prospectus                              4

EXAMPLE

BACK LOAD CONTRACT -- You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) surrender just prior to the end of each time period:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Northwestern Mutual Series Fund, Inc.
------------------------------------------------------------
  Small Cap Growth Stock....................................     $85       $137       $173        $297
  Aggressive Growth Stock...................................     $80       $122       $147        $245
  International Equity......................................     $82       $129       $158        $268
  Index 400 Stock...........................................     $78       $119       $143        $239
  Growth Stock..............................................     $79       $120       $142        $237
  Growth and Income Stock...................................     $81       $124       $150        $251
  Index 500 Stock...........................................     $77       $113       $130        $212
  Balanced..................................................     $78       $116       $136        $223
  High Yield Bond...........................................     $80       $122       $146        $244
  Select Bond...............................................     $78       $116       $136        $223
  Money Market..............................................     $78       $116       $136        $223

Russell Insurance Funds
------------------------------------------------------------
  Multi-Style Equity........................................     $84       $135       $169        $290
  Aggressive Equity.........................................     $87       $146       $187        $326
  Non-U.S...................................................     $88       $150       $194        $341
  Real Estate Securities....................................     $86       $141       $179        $309
  Core Bond.................................................     $83       $132       $164        $280

You would pay the following expenses on the same $1,000 investment, assuming no surrender or annuitization:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Northwestern Mutual Series Fund, Inc.
------------------------------------------------------------
  Small Cap Growth Stock....................................     $25        $77       $133        $297
  Aggressive Growth Stock...................................     $20        $62       $107        $245
  International Equity......................................     $22        $69       $118        $268
  Index 400 Stock...........................................     $18        $59       $103        $239
  Growth Stock..............................................     $19        $60       $102        $237
  Growth and Income Stock...................................     $21        $64       $110        $251
  Index 500 Stock...........................................     $17        $53       $ 90        $212
  Balanced..................................................     $18        $56       $ 96        $223
  High Yield Bond...........................................     $20        $62       $106        $244
  Select Bond...............................................     $18        $56       $ 96        $223
  Money Market..............................................     $18        $56       $ 96        $223

Russell Insurance Funds
------------------------------------------------------------
  Multi-Style Equity........................................     $24        $75       $129        $290
  Aggressive Equity.........................................     $27        $86       $147        $326
  Non-U.S...................................................     $28        $90       $154        $341
  Real Estate Securities....................................     $26        $81       $139        $309
  Core Bond.................................................     $23        $72       $124        $280

The purpose of the table above is to assist a Contract Owner in understanding the expenses paid by the Account and the Portfolios and Funds and borne by investors in the Contracts. The sales load for a Front Load Contract depends on the amount of cumulative purchase payments. For the Back Load Contract the mortality and expense risk charge and the withdrawal charge depend on the length of time funds have been held under the Contract and the amounts held. We guarantee the current mortality and expense risk charges for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract. The table shows the maximum current charges for both the mortality and expense risk charge and the withdrawal charge for the first five years. The expenses for the ten years shown in the table are the maximum expenses if we increase the mortality and expense risk charge after five years. There is no withdrawal charge when a variable payment plan is selected, but we may make a withdrawal charge in some circumstances when a fixed payment plan is selected. See "Withdrawal Charge", p.
22. The $30 annual Contract fee is reflected as 0.02% for the Front Load Contract and 0.21% for the Back Load

                                        5                             Prospectus

Contract based on the annual Contract fees collected divided by the average assets of the Division. The Contracts provide for charges for transfers between the Divisions of the Account and for premium taxes, but we are not currently making such charges. See "Transfers Between Divisions and Payment Plans", p. 16 and "Deductions", p. 21, for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 1999 operations for the Portfolios and their predecessors and the Funds. Expenses for each of the Russell Insurance Funds reflect fee waivers and expense reimbursements that the Funds' adviser has voluntarily agreed to make for the year 2000. These may be changed at any time without notice. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure on page 4. For additional information about expenses of the Portfolios and Funds, see the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds attached to this prospectus.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contracts.

The tables on the following pages present the accumulation unit values for Contracts issued prior to the date of this prospectus. The Contracts issued prior to the date of this prospectus are different in certain material respects from Contracts offered currently. The values shown below for Back Load Contracts issued on or after December 17, 1981 and prior to March 31, 2000 are calculated on the same basis as those for the Class B Accumulation Units for the Back Load Contracts described in this prospectus.

Prospectus                              6

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 NORTHWESTERN MUTUAL SERIES FUND, INC.

                                          FOR YEARS ENDED DECEMBER 31            FOR THE NINE
                                 ---------------------------------------------   MONTHS ENDED
                                   1999        1998        1997        1996      DEC. 31, 1995
                                   ----        ----        ----        ----      -------------
SMALL CAP GROWTH STOCK DIVISION
Front Load Version
 Beginning of Period*..........     $1.000      --          --          --           --
 End of Period.................     $1.856      --          --          --           --
Back Load Version
 Beginning of Period*..........     $1.000      --          --          --           --
 End of Period.................     $1.846      --          --          --           --
Number of Units Outstanding,
 End of Period
 Front Load....................    149,996      --          --          --           --
 Back Load.....................    481,140      --          --          --           --
AGGRESSIVE GROWTH STOCK DIVISION
Front Load Version
 Beginning of Period...........     $1.859      $1.735      $1.530      $1.305       $1.000
 End of Period.................     $2.662      $1.859      $1.735      $1.530       $1.305
Back Load Version
 Beginning of Period...........     $3.808      $3.585      $3.188      $2.743       $2.115
 End of Period.................     $5.408      $3.808      $3.585      $3.188       $2.743
Number of Units Outstanding,
 End of Period
 Front Load....................  1,185,824   1,195,051     832,513     568,732      255,895
 Back Load.....................  3,585,337   3,703,653   2,962,218   1,734,023      407,729
INTERNATIONAL EQUITY DIVISION
Front Load Version
 Beginning of Period...........     $1.605      $1.537      $1.374      $1.140       $1.000
 End of Period.................     $1.964      $1.605      $1.537      $1.374       $1.140
Back Load Version
 Beginning of Period...........     $1.893      $1.829      $1.649      $1.380       $1.218
 End of Period.................     $2.298      $1.893      $1.829      $1.649       $1.380
Number of Units Outstanding,
 End of Period
 Front Load....................    727,940     669,024     575,775     286,469       32,573
 Back Load.....................  3,063,127   3,028,502   2,488,184   1,281,128      374,986
INDEX 400 STOCK DIVISION
Front Load Version
 Beginning of Period*..........     $1.000      --          --          --           --
 End of Period.................     $1.125      --          --          --           --
Back Load Version
 Beginning of Period*..........     $1.000      --          --          --           --
 End of Period.................     $1.119      --          --          --           --
Number of Units Outstanding,
 End of Period
 Front Load....................    162,971      --          --          --           --
 Back Load.....................    388,194      --          --          --           --
GROWTH STOCK DIVISION
Front Load Version
 Beginning of Period...........     $2.375      $1.883      $1.456      $1.209       $1.000
 End of Period.................     $2.898      $2.375      $1.883      $1.456       $1.209
Back Load Version
 Beginning of Period...........     $2.491      $1.991      $1.552      $1.300       $1.082
 End of Period.................     $3.013      $2.491      $1.991      $1.552       $1.300
Number of Units Outstanding,
 End of Period
 Front Load....................    613,097     447,934     422,029     257,158      103,292
 Back Load.....................  3,381,484   2,761,432   1,870,296     922,390      227,218
GROWTH AND INCOME STOCK DIVISION
Front Load Version
 Beginning of Period...........     $2.271      $1.852      $1.430      $1.197       $1.000
 End of Period.................     $2.431      $2.271      $1.852      $1.430       $1.197
Back Load Version
 Beginning of Period...........     $2.382      $1.959      $1.525      $1.287       $1.083
 End of Period.................     $2.528      $2.382      $1.959      $1.525       $1.287
Number of Units Outstanding,
 End of Period
 Front Load....................    757,434     736,836     540,977     208,323      114,414
 Back Load.....................  3,306,924   3,046,517   1,940,827   1,215,721      310,321

                                          FOR YEARS ENDED DECEMBER 31            FOR THE NINE
                                 ---------------------------------------------   MONTHS ENDED
                                   1999        1998        1997        1996      DEC. 31, 1995
                                   ----        ----        ----        ----      -------------
INDEX 500 STOCK DIVISION
Front Load Version
 Beginning of Period...........     $2.597      $2.026      $1.527      $1.249       $1.000
 End of Period.................     $3.128      $2.597      $2.026      $1.527       $1.249
Back Load Version
 Beginning of Period...........     $4.037      $3.175      $2.414      $1.991       $1.604
 End of Period.................     $4.820      $4.037      $3.175      $2.414       $1.991
Number of Units Outstanding,
 End of Period
 Front Load....................  1,247,611   1,057,935     690,248     454,096      278,235
 Back Load.....................  5,417,756   4,504,322   3,279,176   1,970,961      471,752
BALANCED DIVISION
Front Load Version
 Beginning of Period...........     $1.912      $1.615      $1.334      $1.181       $1.000
 End of Period.................     $2.118      $1.912      $1.615      $1.334       $1.181
Back Load Version
 Beginning of Period...........     $6.771      $5.768      $4.806      $4.290       $3.655
 End of Period.................     $7.436      $6.771      $5.768      $4.806       $4.290
Number of Units Outstanding,
 End of Period
 Front Load....................  1,800,477   1,768,955   1,296,330     786,271      164,302
 Back Load.....................  2,897,246   2,565,265   2,109,606   1,347,427      372,457
HIGH YIELD BOND DIVISION
Front Load Version
 Beginning of Period...........     $1.496      $1.530      $1.326      $1.112       $1.000
 End of Period.................     $1.483      $1.496      $1.530      $1.326       $1.112
Back Load Version
 Beginning of Period...........     $1.546      $1.595      $1.394      $1.178       $1.067
 End of Period.................     $1.520      $1.546      $1.595      $1.394       $1.178
Number of Units Outstanding,
 End of Period
 Front Load....................    380,690     400,132      95,718      55,625       --
 Back Load.....................  1,174,446   1,400,604     967,118     572,121      138,470
SELECT BOND DIVISION
Front Load Version
 Beginning of Period...........     $1.350      $1.266      $1.161      $1.129       $1.000
 End of Period.................     $1.331      $1.350      $1.266      $1.161       $1.129
Back Load Version
 Beginning of Period...........     $7.088      $6.703      $6.201      $6.078       $5.419
 End of Period.................     $6.929      $7.088      $6.703      $6.201       $6.078
Number of Units Outstanding,
 End of Period
 Front Load....................    214,565     159,609      72,941      38,713       26,732
 Back Load.....................    364,139     368,314     271,027     182,907       50,828
MONEY MARKET DIVISION
Front Load Version
 Beginning of Period...........     $1.203      $1.146      $1.091      $1.040       $1.000
 End of Period.................     $1.259      $1.203      $1.146      $1.091       $1.040
Back Load Version
 Beginning of Period...........     $2.431      $2.335      $2.241      $2.156       $2.086
 End of Period.................     $2.523      $2.431      $2.335      $2.241       $2.156
Number of Units Outstanding,
 End of Period
 Front Load....................  1,980,615   1,564,597   1,439,686   1,843,605      327,441
 Back Load.....................  1,892,502   1,515,128   1,081,227   1,123,081      379,473

 * The initial investments in the Small Cap Growth Stock Division and Index 400 Stock Division were made on April 30, 1999.

                                        7                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

RUSSELL INSURANCE FUNDS

                                        FOR THE EIGHT MONTHS ENDED
                                                DECEMBER 31
                                                   1999
                                        --------------------------
MULTI-STYLE EQUITY DIVISION
Front Load Version
  Beginning of Period*................             $1.000
  End of Period.......................             $1.073
Back Load Version
  Beginning of Period*................             $1.000
  End of Period.......................             $1.067
Number of Units Outstanding, End of
  Period
  Front Load..........................            321,514
  Back Load...........................            535,268
AGGRESSIVE EQUITY DIVISION
Front Load Version
  Beginning of Period*................             $1.000
  End of Period.......................             $1.106
Back Load Version
  Beginning of Period*................             $1.000
  End of Period.......................             $1.100
Number of Units Outstanding, End of
  Period
  Front Load..........................             87,678
  Back Load...........................            182,385
NON-U.S. DIVISION
Front Load Version
  Beginning of Period*................             $1.000
  End of Period.......................             $1.250
Back Load Version
  Beginning of Period*................             $1.000
  End of Period.......................             $1.243
Number of Units Outstanding, End of
  Period
  Front Load..........................             81,105
  Back Load...........................            205,407

                                        FOR THE EIGHT MONTHS ENDED
                                                DECEMBER 31
                                                   1999
                                        --------------------------
REAL ESTATE SECURITIES DIVISION
Front Load Version
  Beginning of Period*................             $1.000
  End of Period.......................              $.925
Back Load Version
  Beginning of Period*................             $1.000
  End of Period.......................              $.920
Number of Units Outstanding, End of
  Period
  Front Load..........................             19,288
  Back Load...........................             88,176
CORE BOND DIVISION
Front Load Version
  Beginning of Period*................             $1.000
  End of Period.......................              $.989
Back Load Version
  Beginning of Period*................             $1.000
  End of Period.......................              $.983
Number of Units Outstanding, End of
  Period
  Front Load..........................             26,817
  Back Load...........................             93,910

* The initial investment was made on April 30, 1999.

Prospectus                              8

ACCUMULATION UNIT VALUES
Contracts Issued After December 16, 1981 and Prior to March 31, 1995

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                 FOR THE YEARS ENDED DECEMBER 31
                                     ----------------------------------------------------------------------------------------
                                        1999         1998         1997         1996         1995         1994         1993
                                        ----         ----         ----         ----         ----         ----         ----
SMALL CAP GROWTH STOCK DIVISION
   Beginning of Period#............      $1.000       --           --           --           --           --           --
   End of Period#..................      $1.846       --           --           --           --           --           --
 Number of Units Outstanding, End
   of Period.......................   1,898,627       --           --           --           --           --           --
AGGRESSIVE GROWTH STOCK DIVISION
   Beginning of Period*............      $3.808       $3.585       $3.188       $2.743       $1.994       $1.915       $1.628
   End of Period...................      $5.408       $3.808       $3.585       $3.188       $2.743       $1.994       $1.915
 Number of Units Outstanding, End
   of Period.......................  14,666,263   18,213,135   20,861,309   21,479,837   19,083,707   17,290,856   11,319,698
INTERNATIONAL EQUITY DIVISION
   Beginning of Period**...........      $1.893       $1.829       $1.649       $1.380       $1.220       $1.236       $1.000
   End of Period...................      $2.298       $1.893       $1.829       $1.649       $1.380       $1.220       $1.236
 Number of Units Outstanding, End
   of Period.......................  15,307,814   19,261,448   22,910,908   22,132,206   21,338,267   21,538,113    8,548,091
INDEX 400 STOCK DIVISION
   Beginning of Period#............      $1.000       --           --           --           --           --           --
   End of Period...................      $1.119       --           --           --           --           --           --
 Number of Units Outstanding, End
   of Period.......................   1,241,398       --           --           --           --           --           --
GROWTH STOCK DIVISION
   Beginning of Period+............      $2.491       $1.991       $1.552       $1.300       $1.006       $1.000       --
   End of Period...................      $3.013       $2.491       $1.991       $1.552       $1.300       $1.006       --
 Number of Units Outstanding, End
   of Period.......................   8,576,102    7,215,894    6,045,075    4,845,965    2,970,905    1,311,686       --
GROWTH AND INCOME STOCK DIVISION
   Beginning of Period+............      $2.382       $1.959       $1.525       $1.287       $0.994       $1.000       --
   End of Period...................      $2.528       $2.382       $1.959       $1.525       $1.287       $0.994       --
 Number of Units Outstanding, End
   of Period.......................   9,502,862   10,866,893    8,963,724    7,054,484    5,605,215    3,129,287       --
INDEX 500 STOCK DIVISION
   Beginning of Period*............      $4.037       $3.175       $2.414       $1.991       $1.469       $1.470       $1.356
   End of Period...................      $4.820       $4.037       $3.175       $2.414       $1.991       $1.469       $1.470
 Number of Units Outstanding End of
   Period..........................  20,900,522   21,467,931   21,531,879   20,092,060   18,961,291   17,624,809   16,051,619
BALANCED DIVISION
   Beginning of Period.............      $6.771       $5.768       $4.806       $4.290       $3.436       $3.480       $3.216
   End of Period...................      $7.436       $6.771       $5.768       $4.806       $4.290       $3.436       $3.480
 Number of Units Outstanding, End
   of Period.......................  35,440,432   40,487,926   44,638,127   48,457,793   52,575,295   59,200,252   63,940,609
HIGH YIELD BOND DIVISION
   Beginning of Period+............      $1.546       $1.595       $1.394       $1.178       $1.022       $1.000       --
   End of Period...................      $1.520       $1.546       $1.595       $1.394       $1.178       $1.022       --
 Number of Units Outstanding, End
   of Period.......................   2,904,325    3,974,656    3,770,055    2,456,295    1,609,770    1,215,989       --
SELECT BOND DIVISION
   Beginning of Period.............      $7.088       $6.703       $6.201       $6.078       $5.167       $5.384       $4.941
   End of Period...................      $6.929       $7.088       $6.703       $6.201       $6.078       $5.167       $5.384
 Number of Units Outstanding, End
   of Period.......................   1,914,749    2,171,879    2,252,704    2,691,481    2,778,441    2,923,557    2,937,137
MONEY MARKET DIVISION
   Beginning of Period.............      $2.431       $2.335       $2.241       $2.156       $2.063       $2.007       $1.976
   End of Period...................      $2.523       $2.431       $2.335       $2.241       $2.156       $2.063       $2.007
 Number of Units Outstanding, End
   of Period.......................   7,329,873    6,699,739    6,270,333    7,029,739    7,896,022    8,608,326    7,614,186

                                       FOR THE YEARS ENDED DECEMBER 31
                                     ------------------------------------
                                        1992         1991         1990
                                        ----         ----         ----
SMALL CAP GROWTH STOCK DIVISION
   Beginning of Period#............      --           --           --
   End of Period#..................      --           --           --
 Number of Units Outstanding, End
   of Period.......................      --           --           --
AGGRESSIVE GROWTH STOCK DIVISION
   Beginning of Period*............      $1.556       $1.010       $1.000
   End of Period...................      $1.628       $1.556       $1.010
 Number of Units Outstanding, End
   of Period.......................   7,939,571    3,208,965       81,406
INTERNATIONAL EQUITY DIVISION
   Beginning of Period**...........      --           --           --
   End of Period...................      --           --           --
 Number of Units Outstanding, End
   of Period.......................      --           --           --
INDEX 400 STOCK DIVISION
   Beginning of Period#............      --           --           --
   End of Period...................      --           --           --
 Number of Units Outstanding, End
   of Period.......................      --           --           --
GROWTH STOCK DIVISION
   Beginning of Period+............      --           --           --
   End of Period...................      --           --           --
 Number of Units Outstanding, End
   of Period.......................      --           --           --
GROWTH AND INCOME STOCK DIVISION
   Beginning of Period+............      --           --           --
   End of Period...................      --           --           --
 Number of Units Outstanding, End
   of Period.......................      --           --           --
INDEX 500 STOCK DIVISION
   Beginning of Period*............      $1.280       $1.000       $1.000
   End of Period...................      $1.356       $1.280       $1.000
 Number of Units Outstanding End of
   Period..........................   4,774,008    2,593,051       30,451
BALANCED DIVISION
   Beginning of Period.............      $3.092       $2.526       $2.531
   End of Period...................      $3.216       $3.092       $2.526
 Number of Units Outstanding, End
   of Period.......................  62,756,051   59,013,265    8,632,612
HIGH YIELD BOND DIVISION
   Beginning of Period+............      --           --           --
   End of Period...................      --           --           --
 Number of Units Outstanding, End
   of Period.......................      --           --           --
SELECT BOND DIVISION
   Beginning of Period.............      $4.677       $4.052       $3.787
   End of Period...................      $4.941       $4.677       $4.052
 Number of Units Outstanding, End
   of Period.......................   2,667,880    2,087,901    1,970,476
MONEY MARKET DIVISION
   Beginning of Period.............      $1.936       $1.855       $1.739
   End of Period...................      $1.976       $1.936       $1.855
 Number of Units Outstanding, End
   of Period.......................   8,478,941    9,098,558   10,506,714

# The initial investments in the Small Cap Growth Stock Division and Index 400 Stock Division were made on April 30, 1999.

* The initial investments in the Aggressive Growth Stock Division and Index 500 Stock Division were made on December 12, 1990.

** The initial investment in the International Equity Division was made on April 30, 1993.

+ The initial investments in the Growth Stock Division, Growth and Income Stock Division, and High Yield Bond Division were made on May 3, 1994.

                                        9                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

RUSSELL INSURANCE FUNDS

                                            FOR THE EIGHT
                                            MONTHS ENDED
                                            DECEMBER 31,
                                                1999
                                            -------------
MULTI-STYLE EQUITY DIVISION
    Beginning of Period*..................       $1.000
    End of Period.........................       $1.067
  Number of Units Outstanding, End of
    Period................................    1,475,825
AGGRESSIVE EQUITY DIVISION
    Beginning of Period*..................       $1.000
    End of Period.........................       $1.100
  Number of Units Outstanding, End of
    Period................................      760,721
NON-U.S. DIVISION
    Beginning of Period*..................       $1.000
    End of Period.........................       $1.243
  Number of Units Outstanding, End of
    Period................................      813,542

                                            FOR THE EIGHT
                                            MONTHS ENDED
                                            DECEMBER 31,
                                                1999
                                            -------------
REAL ESTATE SECURITIES DIVISION
    Beginning of Period*..................       $1.000
    End of Period.........................        $.920
  Number of Units Outstanding, End of
    Period................................      248,726
CORE BOND DIVISION
    Beginning of Period*..................       $1.000
    End of Period.........................        $.983
  Number of Units Outstanding, End of
    Period................................      580,967

* The initial investment was made on April 30, 1999.

Prospectus                             10

ACCUMULATION UNIT VALUES
Contracts Issued Prior to December 17, 1981

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                FOR YEARS ENDED DECEMBER 31
                                    ------------------------------------------------------------------------------------
                                      1999        1998        1997        1996         1995         1994         1993
                                      ----        ----        ----        ----         ----         ----         ----
SMALL CAP GROWTH STOCK DIVISION
   Beginning of Period#...........     $1.000          --          --          --           --           --           --
   End of Period..................     $1.852          --          --          --           --           --           --
 Number of Units Outstanding, End
   of Period......................     95,329          --          --          --           --           --           --
AGGRESSIVE GROWTH STOCK DIVISION
   Beginning of Period*...........     $3.965      $3.714      $3.286      $2.813       $2.035       $1.945       $1.645
   End of Period..................     $5.658      $3.965      $3.714      $3.286       $2.813       $2.035       $1.945
 Number of Units Outstanding, End
   of Period......................    370,788     479,410     640,838     890,850      861,229      805,409      602,390
INTERNATIONAL EQUITY DIVISION
   Beginning of Period**..........     $1.947      $1.872      $1.680      $1.398       $1.230       $1.240       $1.000
   End of Period..................     $2.376      $1.947      $1.872      $1.680       $1.398       $1.230       $1.240
 Number of Units Outstanding, End
   of Period......................    630,123     647,767   1,297,660   1,332,812    1,166,796    1,529,309      912,421
INDEX 400 STOCK DIVISION
   Beginning of Period#...........     $1.000          --          --          --           --           --           --
   End of Period..................     $1.123          --          --          --           --           --           --
 Number of Units Outstanding, End
   of Period......................    167,651          --          --          --           --           --           --
GROWTH STOCK DIVISION
   Beginning of Period+...........     $2.549      $2.027      $1.573      $1.311       $1.009           --           --
   End of Period..................     $3.100      $2.549      $2.027      $1.573       $1.311           --           --
 Number of Units Outstanding, End
   of Period......................    372,659     247,491     327,731     118,168        1,782           --           --
GROWTH AND INCOME STOCK DIVISION
   Beginning of Period+...........     $2.438      $1.995      $1.546      $1.298       $0.997           --           --
   End of Period..................     $2.601      $2.438      $1.995      $1.546       $1.298           --           --
 Number of Units Outstanding, End
   of Period......................    254,027     310,014     348,188      69,566        9,498           --           --
INDEX 500 STOCK DIVISION
   Beginning of Period*...........     $4.202      $3.289      $2.488      $2.042       $1.499       $1.492       $1.370
   End of Period..................     $5.043      $4.202      $3.289      $2.488       $2.042       $1.499       $1.492
 Number of Units Outstanding, End
   of Period......................  6,687,760   7,343,357   8,175,537   9,600,286   10,111,615   10,735,943   12,320,684
BALANCED DIVISION
   Beginning of Period............     $7.372      $6.248      $5.180      $4.601       $3.667       $3.695       $3.398
   End of Period..................     $8.137      $7.372      $6.248      $5.180       $4.601       $3.667       $3.695
 Number of Units Outstanding, End
   of Period......................  2,738,126   3,013,626   3,845,538   4,743,812    5,651,599    6,525,821    7,060,303
HIGH YIELD BOND DIVISION
   Beginning of Period+...........     $1.582      $1.624      $1.412      $1.188       $1.025           --           --
   End of Period..................     $1.563      $1.582      $1.624      $1.412       $1.188           --           --
 Number of Units Outstanding, End
   of Period......................     77,269     183,181     600,752     428,588           --           --           --
SELECT BOND DIVISION
   Beginning of Period............     $7.719      $7.263      $6.685      $6.520       $5.515       $5.719       $5.222
   End of Period..................     $7.583      $7.719      $7.263      $6.685       $6.520       $5.515       $5.719
 Number of Units Outstanding, End
   of Period......................    715,024     899,839   1,012,083   1,215,131    1,172,420    1,266,751    1,389,667
MONEY MARKET DIVISION
   Beginning of Period............     $2.646      $2.529      $2.416      $2.312       $2.201       $2.131       $2.088
   End of Period..................     $2.761      $2.646      $2.529      $2.416       $2.312       $2.201       $2.131
 Number of Units Outstanding, End
   of Period......................    898,198   1,723,332     893,452   1,103,625    1,264,988    1,020,911      788,050

                                       FOR YEARS ENDED DECEMBER 31
                                    ---------------------------------
                                      1992        1991        1990
                                      ----        ----        ----
SMALL CAP GROWTH STOCK DIVISION
   Beginning of Period#...........         --          --          --
   End of Period..................         --          --          --
 Number of Units Outstanding, End
   of Period......................         --          --          --
AGGRESSIVE GROWTH STOCK DIVISION
   Beginning of Period*...........     $1.564      $1.010      $1.000
   End of Period..................     $1.645      $1.564      $1.010
 Number of Units Outstanding, End
   of Period......................    459,581     262,149       9,478
INTERNATIONAL EQUITY DIVISION
   Beginning of Period**..........         --          --          --
   End of Period..................         --          --          --
 Number of Units Outstanding, End
   of Period......................         --          --          --
INDEX 400 STOCK DIVISION
   Beginning of Period#...........         --          --          --
   End of Period..................         --          --          --
 Number of Units Outstanding, End
   of Period......................         --          --          --
GROWTH STOCK DIVISION
   Beginning of Period+...........         --          --          --
   End of Period..................         --          --          --
 Number of Units Outstanding, End
   of Period......................         --          --          --
GROWTH AND INCOME STOCK DIVISION
   Beginning of Period+...........         --          --          --
   End of Period..................         --          --          --
 Number of Units Outstanding, End
   of Period......................         --          --          --
INDEX 500 STOCK DIVISION
   Beginning of Period*...........     $1.287      $1.000      $1.000
   End of Period..................     $1.370      $1.287      $1.000
 Number of Units Outstanding, End
   of Period......................    242,871      33,349      13,511
BALANCED DIVISION
   Beginning of Period............     $3.250      $2.642      $2.635
   End of Period..................     $3.398      $3.250      $2.642
 Number of Units Outstanding, End
   of Period......................  8,324,438   8,795,056   9,637,964
HIGH YIELD BOND DIVISION
   Beginning of Period+...........         --          --          --
   End of Period..................         --          --          --
 Number of Units Outstanding, End
   of Period......................         --          --          --
SELECT BOND DIVISION
   Beginning of Period............     $4.918      $4.239      $3.943
   End of Period..................     $5.222      $4.918      $4.239
 Number of Units Outstanding, End
   of Period......................  1,411,347   1,590,698   1,590,884
MONEY MARKET DIVISION
   Beginning of Period............     $2.035      $1.940      $1.810
   End of Period..................     $2.088      $2.035      $1.940
 Number of Units Outstanding, End
   of Period......................  1,231,018   1,393,920   2,143,153

# The initial investments in the Small Cap Growth Stock Division and Index 400 Stock Division were made on April 30, 1999.

* The initial investments in the Index 500 Stock Division and Aggressive Growth Stock Division were made on December 12, 1990.

** The initial investment in the International Equity Division was made on April 30, 1993.

+ The initial investments in the Growth Stock Division, Growth and Income Stock Division, and High Yield Bond Division were made on May 3, 1994.

                                       11                             Prospectus

ACCUMULATION UNIT VALUES
Contracts Issued Prior to December 17, 1981 (continued)

RUSSELL INSURANCE FUNDS

                                            FOR THE EIGHT
                                            MONTHS ENDED
                                            DECEMBER 31,
                                                1999
                                            -------------
MULTI-STYLE EQUITY DIVISION
    Beginning of Period*..................     $1.000
    End of Period.........................     $1.071
  Number of Units Outstanding, End of
    Period................................      7,554
AGGRESSIVE EQUITY DIVISION
    Beginning of Period*..................     $1.000
    End of Period.........................     $1.104
  Number of Units Outstanding, End of
    Period................................      7,374
NON-U.S. DIVISION
    Beginning of Period*..................     $1.000
    End of Period.........................     $1.247
  Number of Units Outstanding, End of
    Period................................     12,237

                                            FOR THE EIGHT
                                            MONTHS ENDED
                                            DECEMBER 31,
                                                1999
                                            -------------
REAL ESTATE SECURITIES DIVISION
    Beginning of Period*..................     $1.000
    End of Period.........................      $.923
  Number of Units Outstanding, End of
    Period................................      4,656
CORE BOND DIVISION
    Beginning of Period*..................     $1.000
    End of Period.........................      $.986
  Number of Units Outstanding, End of
    Period................................      2,618

* The initial investment was made on April 30, 1999.

--------------------------------------------------------------------------------

THE COMPANY

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $85 billion on December 31, 1999, and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.

--------------------------------------------------------------------------------

NML VARIABLE ANNUITY ACCOUNT A

We established the Account on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law.

The Account has sixteen Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

The Account is not registered as an investment company under the Investment Company Act of 1940.

Prospectus                             12

THE FUNDS

Northwestern Mutual Series Fund, Inc. is composed of eleven separate portfolios which operate as separate mutual funds. The portfolios are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The Account buys shares of each Portfolio at net asset value, that is, without any sales charge.

Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary, is the investment adviser to the Fund. We provide the people and facilities that NMIS uses in performing its investment advisory functions, and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.

The Russell Insurance Funds include five separate portfolios which operate as separate mutual funds. These are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund and Core Bond Fund. The Account buys shares of each of the Russell Insurance Funds at net asset value, that is, without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

FOR MORE INFORMATION REGARDING THE MUTUAL FUNDS, INCLUDING INFORMATION ABOUT THEIR INVESTMENT OBJECTIVES AND EXPENSES, SEE THE PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND RUSSELL INSURANCE FUNDS ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE MUTUAL FUND PROSPECTUSES CAREFULLY BEFORE YOU INVEST IN THE CONTRACTS.

--------------------------------------------------------------------------------

THE CONTRACTS

Purchase Payments Under the Contracts

AMOUNT AND FREQUENCY A purchase payment is the money you give us to pay for your Contract. You may make purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us.

For Back Load Contracts the minimum amount for each purchase payment is $25. We will accept larger purchase payments than due, or payments at other times, but total purchase payments under any Contract may not exceed $5,000,000 without our consent. For Front Load Contracts the minimum initial purchase payment is $10,000. The minimum amount for each subsequent purchase payment is $25 for all Contracts.

Purchase payments may not exceed the applicable federal income tax limits. See "Federal Income Taxes", p. 19.

APPLICATION OF PURCHASE PAYMENTS We credit net purchase payments, after deduction of any sales load, to the Account and allocate them to one or more Divisions as you direct. We then invest those assets in shares of the Portfolio or Fund which corresponds to that Division.

We apply purchase payments to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. There are Class A Accumulation Units and Class B Accumulation Units for the Back Load Contracts. We credit Class B Accumulation Units to your Back Load Contract each time you make a purchase payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of purchase payments and the length of time that the funds have been held under a Back Load Contract. See "Mortality Rate and Expense Risk Charges", p. 21. The

                                       13                             Prospectus
number of Accumulation Units you receive for each net purchase payment is determined by dividing the amount of the purchase payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. Receipt of purchase payments at a lockbox facility we have designated will be considered the same as receipt at the Home Office. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open, and at any other time required by the Investment Company Act of 1940.

The number of your Accumulation Units will be increased by additional purchase payments or transfers into the Account and decreased by withdrawals or transfers out of the Account. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio or Fund). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio or Fund, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. (See "Net Investment Factor", p. 14.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

You may direct all or part of a purchase payment to the Guaranteed Interest Fund. Amounts you direct to the Guaranteed Interest Fund will be invested on a fixed basis. See "The Guaranteed Interest Fund", p. 18.

Net Investment Factor
For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share on the valuation date immediately preceding the current valuation date, (c) less an adjustment to provide for the deduction for mortality rate and expense risks that we have assumed. (See "Deductions", p. 21.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

Benefits Provided Under The Contracts
The benefits provided under the Contracts consist of a withdrawal amount, a death benefit and a maturity benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below.

WITHDRAWAL AMOUNT On or prior to the maturity date you are entitled to withdraw the Accumulation Units credited to your Contract and receive the value thereof less the applicable withdrawal charge. (See "Withdrawal Charge", p. 22.) The value, which may be either greater or less than the amount you paid, is based on the Accumulation Unit value next determined after we receive your written request for withdrawal on a form we provide. The forms are available from our Home Office and our agents. You may withdraw a portion of the Accumulation Units on the same basis, except that we will not grant a partial withdrawal which would result in a Contract value of less $2,000 remaining; we will treat a request for such a partial withdrawal as a request to surrender

Prospectus                             14
the entire Contract. Amounts distributed to you upon withdrawal of all or a portion of Accumulation Units may be subject to federal income tax. (See "Federal Income Taxes", p. 19.) A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55.

If annuity payments are being made under Payment Plan 1 the payee may surrender the Contract and receive the value of the Annuity Units credited to his Contract, less the applicable withdrawal charge. (See "Withdrawal Charge", p.
22) Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", p. 16.)

DEATH BENEFIT

1. Amount of the Death Benefit. If the Annuitant dies before the maturity date, the death benefit will not be less than the Contract value next determined after we receive proof of death at our Home Office. If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will not be less than the amount of purchase payments we received, less withdrawals. There is no death benefit after annuity payments begin. See "Maturity Benefit", p. 15 and "Variable Payment Plans", p. 15.

An enhanced death benefit is available at extra cost. Prior to the first Contract anniversary the enhanced death benefit is equal to the total purchase payments received less any amounts withdrawn. On any Contract anniversary prior to the Primary Annuitant's 80th birthday, the enhanced death benefit is the Contract value on that date, but not less than what the enhanced death benefit was on the last preceding valuation date. On any other valuation date before the Primary Annuitant's 80th birthday, the enhanced death benefit will be the amount determined on the most recent Contract anniversary, plus purchase payments we receive thereafter, less withdrawals. On any valuation date on or after the Primary Annuitant's 80th birthday the enhanced death benefit will be the enhanced death benefit on the Contract anniversary immediately prior to the Primary Annuitant's 80th birthday increased by purchase payments we received and decreased by any amounts withdrawn after that Contract anniversary. We deduct the extra cost for the enhanced death benefit from the Contract value on each Contract anniversary while the enhanced death benefit is in effect. See "Enhanced Death Benefit Charge", p. 22. The enhanced death benefit is available for issue ages up to 65 and must be elected when the Contract is issued. The enhanced death benefit will remain in effect until the maturity date or the death of the Primary Annuitant or you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

2. Distribution of the Death Benefit.

When the employee dies, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force, beginning with a value equal to the death benefit. The Owner, if living, or otherwise the beneficiary may elect to receive the death benefit in a lump sum or under a payment plan. See "Variable Payment Plans", below. If no contingent annuitant has been named, the death benefit becomes payable to the Owner.

MATURITY BENEFIT Purchase payments under the Contract are payable until the maturity date specified in the Contract. You may select any date up to age 90 as the maturity date, subject to applicable tax and state law requirements, including the minimum distribution requirements (See "Minimum Distribution Requirements, p. 20). On the maturity date, if you have not elected any other permissible payment plan, we will change the maturity date to the Contract anniversary nearest the Annuitant's 90th birthday. On that date, if you have not elected any other permissible payment plan, we will pay the value of the Contract in monthly payments for life under a variable payment plan with payments certain for ten years.

Variable Payment Plans
We will pay part or all of the benefits under a Contract under a variable payment plan you select. Under a variable plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you

                                       15                             Prospectus
must expect the amount of such payments to change from month to month. For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 19.

DESCRIPTION OF PAYMENT PLANS  The following payment plans are available:

1. Payments for a Certain Period. An annuity payable monthly for a specified period of five to 30 years.

2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, we will make payments as they are due to the designated contingent beneficiary. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period.

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer. We may limit the election of a payment plan to one that results in an initial payment of at least $50. A payment plan will continue even if payments fall to less than $50 after the payment plan begins.

From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates we publish for those plans.

AMOUNT OF ANNUITY PAYMENTS We will determine the amount of the first annuity payment on the basis of the particular payment plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the interest of the Contract in each Division of the Account after annuity payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulated Units become Class B Annuity Units on the maturity date.

ASSUMED INVESTMENT RATE The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information
TRANSFERS BETWEEN DIVISIONS AND PAYMENT PLANS You may change the allocation of purchase payments among the Divisions and transfer values from one Division to another both before and after annuity payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which Division or apportionment is best suited to your long-term investment needs.

You may at any time change the allocation of purchase payments among the Divisions by written notice to us. Purchase payments we receive at our Home Office on and

Prospectus                             16
after the date on which we receive the notice will be applied to provide Accumulation Units in one or more Divisions on the basis of the new allocation.

Before the effective date of a payment plan you may, upon written request, transfer Accumulation Units from one Division to another. After the effective date of a payment plan the payee may transfer Annuity Units from one Division to another. We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. For Accumulation Units the minimum amount which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. For each transfer beginning with the thirteenth in any Contract year we may deduct a transfer fee of $25 from the amount transferred. We currently make no charge for transfers.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time.

You may transfer amounts which you have invested on a fixed basis to any Division of the Account, and the value of Accumulation Units in any Division of the Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. See "The Guaranteed Interest Fund", p. 18.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1) a payee may transfer to either form of life annuity at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate and the Annuitant's adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We permit other transfers between payment plans subject to such limitations we may reasonably determine. Generally, however, we do not permit transfer from a payment plan involving a life contingency to a payment plan which does not involve the same life contingency.

You may make transfers from the Money Market Division at any time while a payment plan is in force. The Contracts provide that transfers between the other Divisions and transfers between payment plans may be made after the payment plan has been in force for at least 90 days and thereafter whenever at least 90 days have elapsed since the date of the last transfer. At present we permit transfers at any time. We will make the transfer as of the close of business on the valuation date coincident with or next following the date on which we receive the request for transfer at our Home Office, or at a later date you request.

GENDER-BASED ANNUITY PAYMENT RATES Federal law, and the laws of certain states, may require that annuity considerations and annuity payment rates be determined without regard to the sex of the Annuitant. Because we offer the Contracts for use with HR-10 Plans where these rules may have general application, the annuity payment rates in the Contracts do not distinguish between male and female Annuitants. However, Contracts with sex-distinct rates are available on request. Prospective purchasers of the Contracts should review any questions in this area with qualified counsel.

OWNERS OF THE CONTRACTS The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the retirement plan, but may be the employer or the Annuitant or other person. The Annuitant is the person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Annuitant. In this prospectus, "you" means the Owner or a prospective purchaser of the Contract.

DEFERMENT OF BENEFIT PAYMENTS We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable payment plan, until after the end of any period during which the right to redeem shares of either of the mutual funds is suspended, or payment of the redemption value is postponed, and for any period during which the New York Stock Exchange is closed or trading thereon is restricted or an emergency exists, so that valuation of the assets of the Fund or disposal of securities

                                       17                             Prospectus
they hold is not reasonably practical; or as such deferment is otherwise permitted by applicable law.

DIVIDENDS The Contracts share in our divisible surplus, to the extent we determine annually, except while payments are being made under a variable payment plan. Distributions of divisible surplus are commonly referred to as "dividends". Any contributions to our divisible surplus would result from more favorable expense experience than we have assumed in determining the deductions. We do not expect the Contracts to make a significant contribution to our divisible surplus and we do not expect to pay dividends on the Contracts.

For the Back Load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. See "Mortality Rate and Expense Risk Charges", p. 21. The Contracts issued prior to the date of this prospectus do not include this conversion feature, and we currently pay dividends on some of those Contracts. See "Dividends for Contracts Issued Prior to March 31, 2000", p. 23.

SUBSTITUTION AND CHANGE Pursuant to authority of our Board of Trustees, (a) we may invest the assets of a Division in securities of another mutual fund or another issuer, instead of the Portfolio or Fund in which you have invested, as a substitute for the shares you already have or as the securities to be purchased in the future, or (b) we may modify the provisions of the Contracts to assure qualification for the benefits provided by the provisions of the Internal Revenue Code relating to retirement annuity or variable annuity contracts, or to comply with any other applicable federal or state laws. In the event of any such substitution or change, we may make appropriate endorsement on Contracts having an interest in the Account and take such other action as may be necessary to effect the substitution or change.

FIXED ANNUITY PAYMENT PLANS We will also pay Contract benefits under fixed annuity payment plans which are not described in this Prospectus. If you select a fixed annuity, we will cancel the Accumulation Units credited to your Deferred Contract, we will transfer the withdrawal value of the Contract to our general account, and you will no longer have any interest in the Account. We may make a withdrawal charge in determining the withdrawal value. (See "Withdrawal Amount", p. 14, and "Withdrawal Charge", p. 22)

FINANCIAL STATEMENTS Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

--------------------------------------------------------------------------------

THE GUARANTEED INTEREST FUND

You may direct all or part of your purchase payments to the Guaranteed Interest Fund for investment on a fixed basis. You may transfer amounts previously invested in the Account Divisions to the Guaranteed Interest Fund, prior to the maturity date, and you may transfer amounts in the Guaranteed Interest Fund to the Account Divisions. In each case these transfers are subject, to the restrictions described in the Contract.

Amounts you invest in the Guaranteed Interest Fund become part of our general assets. In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the Guaranteed Interest Fund under the Securities Act of 1933 and we have not registered the Guaranteed Interest Fund as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Fund nor any interests therein are generally subject to these Acts. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Fund. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts you invest in the Guaranteed Interest Fund earn interest at rates we declare from time to time. We will guarantee the interest rate for each amount for at least one year. The interest rate will be at an annual effective rate of at least 3%. At the expiration of the period for which we guarantee the interest rate, a new interest rate may apply. We credit interest and compound it daily. We determine the effective date for a transaction involving the Guaranteed Interest Fund in the same manner as the effective date for a transaction involving a Division of the Account.

Prospectus                             18

Investments in the Guaranteed Interest Fund are subject to a maximum limit of $1,000,000 ($250,000 in New York) without our prior consent. To the extent that a purchase payment or transfer from a Division of the Account causes the Contract's interest in the Guaranteed Interest Fund to exceed this maximum limit, we will place the amount of the excess in the Money Market Division and it will remain there until the you instruct us otherwise.

Transfers from the Guaranteed Interest Fund to the Account Divisions are subject to limits. After a transfer from the Guaranteed Interest Fund we will allow no further transfers from the Guaranteed Interest Fund for a period of 365 days; in addition, we will allow no further transfers back into the Guaranteed Interest Fund for a period of 90 days. The maximum amount that you may transfer from the Guaranteed Interest Fund in one transfer is the greater of (1) 25% of the amount that you had invested in the Guaranteed Interest Fund as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the Guaranteed Interest Fund. But in no event will this maximum transfer amount be less than $1,000 or more than $50,000. (The $50,000 limit does not apply in New York.)

The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the Guaranteed Interest Fund do not bear any expenses of either of the mutual funds. Other charges under the Contracts apply for amounts in the Guaranteed Interest Fund as they are described in this prospectus for amounts you invest on a variable basis. (See "Deductions", p. 21). For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions.

--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event Contracts should be issued pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

Contribution Limits
Any employer, including a self-employed person, can establish a plan under
Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $30,000 or 25% of compensation or earned income (up to $170,000, indexed).

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, "top heavy" rules apply if more than 60% of the contributions or benefits are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

Taxation of Contract Benefits
No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as annuity payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each benefit payment which represents a return of the employee's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. In addition, a 10% penalty tax may be imposed on benefits paid in excess of the benefits provided under the Plan formula if the payee is or was a "5% owner" of the employer while a participant in the Plan.

Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a return of the employee's "investment in the contract." Benefits received as a "lump sum distribution" may be eligible for a separate tax averaging calculation and, with certain limited exceptions, all benefits are subject to the tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2

                                       19                             Prospectus
or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55 or unless payments are made for medical expenses in excess of 7.5% of the employee's Adjusted Gross Income.

A loan from the Plan to an employee, other than an owner-employee, may be taxable as ordinary income depending on the amount and terms of the loan. A loan to an owner-employee is a prohibited transaction under the Code and could disqualify the Plan.

Benefit payments will be subject to mandatory 20% withholding unless (1) they are rolled over directly to another tax-qualified plan or an individual retirement arrangement, (2) they are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, or (3) they are "required minimum distributions."

MINIMUM DISTRIBUTION REQUIREMENTS As a general rule, the Plan is required to make certain required distributions to the employee during the employee's life and to the employee's beneficiary following the employee's death. A 50% penalty tax may be imposed on payments to the extent they are less than certain required minimum amounts.

The Plan must make the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made over the life or life expectancy of the employee or the lives or life expectancies of the employee and the employee's beneficiary. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age
70 1/2 or, if the employee is not a "5% owner" of the employer, the calendar year in which the employee retires.

Upon the death of the employee, the Plan must make distributions under one of the following two rules.

If the employee dies on or after the required beginning date, any remaining interest of the employee must be distributed at least as rapidly as it was under the method of distribution in effect on the date of death. The method of distribution is determined by the age of the employee and the beneficiary and whether their life expectancies are being recalculated each year.

If the employee dies before the required beginning date, the employee's entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the employee's death. If the employee's interest is payable to a beneficiary designated by the employee, the employee's interest may be paid over the life or life expectancy of that beneficiary, provided distribution begins by December 31 of the calendar year following the year of the employee's death. If the sole designated beneficiary is the employee's spouse, the spouse may roll over the Contract into an IRA owned by the spouse.

The rules governing Plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations, and prospective purchasers desiring to adopt an HR-10 pension or profit-sharing plan or trust should consult qualified tax counsel.

Taxation of Northwestern Mutual
We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 14 and "Deductions", p. 21.)

Prospectus                             20

DEDUCTIONS

We will make the following deductions:

SALES LOAD For the Front Load Contract we deduct a sales load from all purchase payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on cumulative purchase payments we have received and the rates in the table below:

        Cumulative Purchase Payments
          Paid Under the Contract               Rate
        ----------------------------            ----
First $100,000..............................    4.5%
Next $400,000...............................    2.0%
Next $500,000...............................    1.0%
Balance over $1,000,000.....................    0.5%

MORTALITY RATE AND EXPENSE RISK CHARGES

Amount of Mortality Rate and Expense Risk Charges. The net investment factor (see "Net Investment Factor", p. 14) we use in determining the value of Accumulation and Annuity Units reflects a deduction on each valuation date for mortality rate and expense risks we have assumed. For the Front Load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.5% of the assets of the Account. For the Back Load Contract the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Account. For the Back Load Contracts the deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.5% of the assets of the Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75% for the Front Load Contract, 1.50% for the Back Load Contract Class B Accumulation and Annuity Units, and 0.75% for the Back Load Contract Class A Accumulation and Annuity Units. We will not increase the deduction for mortality and expense risks for at least five years from the date of this prospectus.

Reduction in Mortality Rate and Expense Risk Charges. For the Back Load Contracts we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract value is at least $25,000 and the purchase payment which paid for the Class B Accumulation Units has reached Category Zero, that is, its withdrawal charge rate is 0%. See "Withdrawal Charge" p. 22.

As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in the Guaranteed Interest Fund. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.

Risks and Expenses. The risks we assume are (a) the risk that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected, and (b) the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract. The deduction for these risks is the only expense item paid by the Account to date. The mutual funds pay expenses which are described in the attached prospectuses for the mutual funds.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 18, and any applicable taxes, i.e., any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see "Taxation of Northwestern Mutual", p. 20), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any

                                       21                             Prospectus
such tax liability in the computation of the net investment factor for such Contracts.

CONTRACT FEE On each Contract anniversary prior to the maturity date we make a deduction of $30 for administrative expenses relating to a Deferred Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge, if the Contract value on the Contract anniversary is $25,000 or more.

WITHDRAWAL CHARGE

Withdrawal Charge Rates. For Back Load Contracts, a withdrawal charge free amount is available on a Contract if the Contract value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. Otherwise, we will deduct a withdrawal charge for sales expenses if you withdraw Class B Accumulation Units for cash. We will base the withdrawal charge on the Categories and the Rates in the table below. We base the amount in each Category on cumulative purchase payments you have made and on the number of Contract anniversaries that have occurred since you made each purchase payment.

                  Category                       Rate
                  --------                       ----
Eight........................................     6%
Seven........................................     6
Six..........................................     6
Five.........................................     5
Four.........................................     4
Three........................................     3
Two..........................................     2
One..........................................     1
Zero.........................................     0

The first $100,000 of total purchase payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional purchase payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the Rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the contract. However, any amounts we use to determine the charge for a partial withdrawal will not be used to determine subsequent withdrawal charges.

Waiver of Withdrawal Charges. When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving purchase payments received prior to the date of death to Category Zero.

We will waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first contract year, in accordance with the terms of the Contract. You may not make purchase payments after we are given proof of a terminal illness or confinement.

We will make no withdrawal charge when you select a variable payment plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a variable payment plan which is not contingent on the payee's life (Plan 1).

For fixed payment plans the Contract provides for deduction of the withdrawal charge when the payment plan is selected. By current administrative practice, we will waive the withdrawal charge upon selection of a fixed payment plan for a certain period of 12 years or more (Plan 1) or any fixed payment plan which involves a life contingency (Plans 2 or 3) if you select the payment plan after the Contract has been in force for at least one full year.

ENHANCED DEATH BENEFIT CHARGE On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued.

Prospectus                             22

The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.

PREMIUM TAXES The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 1% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

EXPENSES FOR THE PORTFOLIOS AND FUNDS The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are described in the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds. See the prospectuses attached to this prospectus.

CONTRACTS ISSUED PRIOR TO MARCH 31, 2000 During the period prior to March 31, 2000 and after March 31, 1995 we issued both Front Load Contracts and Back Load Contracts. For the Front Load Contracts the deduction for sales expenses is 4% on the first $100,000, 2% on the next $400,000, 1% the next $500,000, and 0.5%
on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The charge against Accumulation Units for mortality and expense risks is 0.4% of the assets of the Account, which we may raise to a maximum rate of 0.75%. The charge against Annuity Units for mortality and expense risks is zero, which we may raise to a maximum rate of 0.75%. For the Back Load Contracts there is a surrender charge of 8% on the first $100,000 of purchase payments, 4% on the next $400,000, 2% on the next $500,000, and 1% on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase payment reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available, but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for these Contracts is 1.25% of the assets of the Account, which we may raise to a maximum annual rate of 1.50%. The Annual Contract fee is $30. We currently waive the Contract fee if the Contract value is $50,000 or more.

CONTRACTS ISSUED PRIOR TO MARCH 31, 1995 For Contracts issued prior to March 31, 1995 and after December 16, 1981 there is no front-end sales load but there is a surrender charge of 8% on the first $25,000 of purchase payments, 4% on the next $75,000 and 2% on purchase payments in excess of $100,000, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase payment reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available, but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for those Contracts is 1.25% of the assets of the Account. The annual Contract fee is the lesser of $30 or 1% of the Contract value. See the table of accumulation unit values on page 9.

CONTRACTS ISSUED PRIOR TO DECEMBER 17, 1981 For Contracts issued prior to December 17, 1981 there is no surrender charge, but purchase payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Account, which we may raise to a maximum annual rate of 1%. There is no annual Contract fee. See the table of accumulation unit values on page 11.

DIVIDENDS FOR CONTRACTS ISSUED PRIOR TO MARCH 31, 2000 During the year 2000 we are paying dividends on approximately 20% of the in-force variable annuity Contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which

                                       23                             Prospectus
we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract value of less than $30,000, and about 75% of those with a value above $30,000 will receive dividends. The expected dividend payout for the year 2000 represents about 0.39% of the average variable Contract value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific contract is about 0.70%.

We pay any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash.

REDUCED CHARGES FOR EXCHANGE TRANSACTIONS As a matter of current practice, we permit owners of fixed dollar annuities we have previously issued to exchange those contracts for Front Load or Back Load Contracts without paying a second charge for sales expenses. This rule is subject to a number of exceptions and qualifications. We may change or withdraw it at any time.

In general, we make a $25 administrative charge on these exchange transactions and we permit only one such transaction in any 12-month period. Transactions on this basis are subject to a limit of 20% of the amount held under the fixed annuity contract in any 12-month period, but we are presently waiving this limit.

Amounts exchanged from a fixed contract which provides for a surrender charge are not charged for sales expenses when the exchange is effected. We place these amounts in the same withdrawal charge category under the new Back Load Contract as they were before.

We place exchange proceeds from fixed contracts which have no surrender charge provisions in the 0% withdrawal charge category. As an alternative, exchange proceeds from such a fixed contract may be added to a Front Load Contract or to a Deferred Contract issued prior to December 17, 1981 without any deduction for sales expenses.

Fixed annuity contracts (which are not described in this prospectus) are available in exchange for the Contracts on a comparable basis.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS

We sell the Contracts through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC, our wholly-owned subsidiary. Northwestern Mutual Investment Services, LLC is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Northwestern Mutual Investment Services, LLC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. Where state law requires, these agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts will not exceed 4% of purchase payments.

Prospectus                             24

 ---------------------------------------------

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                                       PAGE
                                                       ----
  DISTRIBUTION OF THE CONTRACTS......................   B-2
  DETERMINATION OF ANNUITY PAYMENTS..................   B-2
    Amount of Annuity Payments.......................   B-2
    Annuity Unit Value...............................   B-3
    Illustrations of Variable Annuity Payments.......   B-3
  VALUATION OF ASSETS OF THE ACCOUNT.................   B-4
  TRANSFERABILITY RESTRICTIONS.......................   B-4
  EXPERTS............................................   B-4
  FINANCIAL STATEMENTS OF THE ACCOUNT (for the two
    years ended December 31, 1999)...................   B-5

                                                       PAGE
                                                       ----
  REPORT OF INDEPENDENT ACCOUNTANTS (for the two
    years ended December 31, 1999)...................  B-17
  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL (for
    the three years ended December 31, 1999).........  B-18
  REPORT OF INDEPENDENT ACCOUNTANTS (for the three
    years ended December 31, 1999)...................  B-29

--------------------------------------------------------------------------------

        This Prospectus sets forth concisely the information about NML Variable Annuity Account A that a prospective investor ought to know before investing. Additional information about Account A has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.
         -----------------------------------------------------------------------
            TO: The Northwestern Mutual Life Insurance Company

            Annuity and Accumulation Products Marketing Department
            Room E12J
            720 East Wisconsin Avenue
            Milwaukee, WI 53202

            Please send a Statement of Additional Information for NML Variable Annuity Account A to:

            Name
            --------------------------------------------------------------------

            Address
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            City                                      State         Zip
            -----------------------------------------       -------     --------

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

--------------------------------------------------------------------------------

NORTHWESTERN MUTUAL LIFE

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
for Retirement Plans of Self-Employed Persons and Their Employees

NML VARIABLE ANNUITY ACCOUNT A

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS

90-1765 (3/2000)

PROSPECTUSES
Investment Company Act File Nos. 811-3990 and 811-5371
Change Service Requested

[NORTHWESTERN MUTUAL LOGO]
PO Box 3095
Milwaukee WI 53201-3095

                       STATEMENT OF ADDITIONAL INFORMATION


                           VARIABLE ANNUITY CONTRACTS
       (for Retirement Plans of Self-Employed Persons and their Employees)

                         NML VARIABLE ANNUITY ACCOUNT A
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")

--------------------------------------------------------------------------------


                  This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.


--------------------------------------------------------------------------------

                  The Date of the Prospectus to which this Statement of Additional Information Relates is March 31, 2000.

                  The Date of this Statement of Additional Information is March 31, 2000.

                          DISTRIBUTION OF THE CONTRACTS

      The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS").

      NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years:

                        Year                      Amount
                        ----                      ------
                        1999                    $2,679,128
                        1998                    $2,760,049
                        1997                    $2,203,105


                        DETERMINATION OF ANNUITY PAYMENTS

      The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 15, including "Description of Payment Plans", p. 15, "Amount of Annuity Payments", p. 15, and "Assumed Investment Rate", p. 15; "Dividends",
p. 16; "Net Investment Factor", p. 14; and "Deductions", p. 19.

      AMOUNT OF ANNUITY PAYMENTS The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with age adjustment.

      Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

      The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

      The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

         ANNUITY UNIT VALUE The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

         The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

         ILLUSTRATIONS OF VARIABLE ANNUITY PAYMENTS To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.


         (1)      Assumed number of Accumulation Units in
                  Balanced Division on maturity date .......................................  25,000

         (2)      Assumed Value of an Accumulation Unit in
                  Balanced Division at maturity.............................................  $2.000000

         (3)      Cash Value of Contract at maturity, (1) X (2).............................  $50,000

         (4)      Assumed applicable monthly payment rate per
                  $1,000 from annuity rate table............................................  $5.35

         (5)      Amount of first payment from Balanced Division,
                  (3) X (4) divided by $1,000...............................................  $267.50

         (6)      Assumed Value of Annuity Unit in
                  Balanced Division at maturity.............................................  $1.500000

         (7)      Number of Annuity Units credited in
                  Balanced Division, (5) divided by (6).....................................  178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of
178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be
178.33 multiplied by $1.501000, or $267.68.

         However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

         For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

         The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

         Ownership of a Contract cannot be changed or the Contract sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual; except, that if the Owner of the Contract is a trustee of an employee trust qualified under the Code, or the custodian of a custodial account treated as such, it may transfer the Contract to a successor trustee or custodian. In addition, the trustee or custodian, as well as the employer under a qualified non-trusted pension plan, may assign the Contract to an employee upon termination of employment.

                                     EXPERTS

         The financial statements of the Account as of December 31, 1999 and for each of the two years in the period ended December 31, 1999 and of Northwestern Mutual as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

NML VARIABLE ANNUITY ACCOUNT A
Statement of Assets and Liabilities
December 31, 1999
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          2,702 shares (cost $4,384).........................    $  4,847
       Aggressive Growth Stock
          21,708 shares (cost $63,877).......................     104,344
       International Equity
          25,519 shares (cost $39,067).......................      45,439
       Index 400 Stock
          1,981 shares (cost $2,051).........................       2,205
       Growth Stock
          14,699 shares (cost $29,389).......................      39,031
       Growth and Income Stock
          22,898 shares (cost $34,015).......................      35,735
       Index 500 Stock
          43,711 shares (cost $89,440).......................     169,861
       Balanced
          143,907 shares (cost $230,277).....................     319,678
       High Yield Bond
          8,444 shares (cost $8,362).........................       6,940
       Select Bond
          19,599 shares (cost $23,331).......................      22,162
       Money Market
          28,967 shares (cost $28,967).......................      28,975
     Russell Insurance Funds
       Multi-Style Equity
          148 shares (cost $2,438)...........................       2,500
       Aggressive Equity
          85 shares (cost $1,024)............................       1,142
       Non-U.S.
          98 shares (cost $1,229)............................       1,383
       Real Estate Securities
          38 shares (cost $342)..............................         332
       Core Bond
          72 shares (cost $716)..............................         693    $785,267
                                                                 --------
   Due from Sale of Fund Shares..............................                   1,329
   Due from Northwestern Mutual Life Insurance Company.......                   1,012
                                                                             --------
            Total Assets.....................................                $787,608
                                                                             ========

 LIABILITIES
   Due to Participants.......................................                $  1,063
   Due to Northwestern Mutual Life Insurance Company.........                   1,329
   Due on Purchase of Fund Shares............................                   1,012
                                                                             --------
            Total Liabilities................................                   3,404
                                                                             --------

 EQUITY (NOTE 8)
   Contracts Issued Prior to December 17, 1981...............                  74,251
   Contracts Issued After December 16, 1981 and Prior to
     March 31, 1995..........................................                 584,436
   Contracts Issued On or After March 31, 1995:
     Front Load Version......................................                  20,716
     Back Load Version.......................................                 104,801
                                                                             --------
            Total Equity.....................................                 784,204
                                                                             --------
            Total Liabilities and Equity.....................                $787,608
                                                                             ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      B- 5        Account A Financial Statements

NML VARIABLE ANNUITY ACCOUNT A
Statement of Operations
(in thousands)

                                                                                    SMALL CAP
                                                                                   GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                   EIGHT MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............................      $ 56,817        $ 34,233           $  149           $ 2,871         $ 3,294
  Annuity Rate and Expense Guarantees........         8,722           8,067               13             1,001           1,049
                                                   --------        --------           ------           -------         -------
  Net Investment Income (Loss)...............        48,095          26,166              136             1,870           2,245
                                                   --------        --------           ------           -------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on Investments........        51,300          37,625              550            10,360           6,752
  Unrealized Appreciation (Depreciation) of
    Investments During the Period............         9,270          36,250              464            18,776          (3,928)
                                                   --------        --------           ------           -------         -------
  Net Gain (Loss) on Investments.............        60,570          73,875            1,014            29,136           2,824
                                                   --------        --------           ------           -------         -------
  Increase (Decrease) in Equity Derived from
    Investment Activity......................      $108,665        $100,041           $1,150           $31,006         $ 5,069
                                                   ========        ========           ======           =======         =======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account A Financial Statements        B- 6

                                    INDEX 400
                                      STOCK                                            GROWTH & INCOME
 INTERNATIONAL EQUITY DIVISION      DIVISION#         GROWTH STOCK DIVISION            STOCK DIVISION
-------------------------------   --------------   ---------------------------   ---------------------------
                                   EIGHT MONTHS
     YEAR ENDED     YEAR ENDED        ENDED         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999           1998            1999            1999           1998           1999           1998
------------------------------------------------------------------------------------------------------------
       $6,194        $ 2,855           $ 30           $1,225         $  461        $ 4,191         $  294
          520            591              8              397            263            442            353
       ------        -------           ----           ------         ------        -------         ------
        5,674          2,264             22              828            198          3,749            (59)
       ------        -------           ----           ------         ------        -------         ------

        2,516          3,000             18            2,300          1,743          1,705          1,022
          193         (3,655)           154            3,411          2,872         (3,315)         4,954
       ------        -------           ----           ------         ------        -------         ------
        2,709           (655)           172            5,711          4,615         (1,610)         5,976
       ------        -------           ----           ------         ------        -------         ------
       $8,383        $ 1,609           $194           $6,539         $4,813        $ 2,139         $5,917
       ======        =======           ====           ======         ======        =======         ======


              INDEX 500
 IN        STOCK DIVISION
---  ---------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
---  ---------------------------
       $ 3,676        $ 4,267
         1,766          1,404
       -------        -------
         1,910          2,863
       -------        -------
        13,204          8,567
        13,045         18,919
       -------        -------
        26,249         27,486
       -------        -------
       $28,159        $30,349
       =======        =======

                                      B- 7        Account A Financial Statements

NML VARIABLE ANNUITY ACCOUNT A
Statement of Operations
(in thousands)


                                          BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................    $ 34,011        $19,089          $ 821          $   951         $ 2,088          $1,768
  Annuity Rate and Expense
    Guarantees.....................       3,881          3,750             94              113             265             277
                                       --------        -------          -----          -------         -------          ------
  Net Investment Income (Loss).....      30,130         15,339            727              838           1,823           1,491
                                       --------        -------          -----          -------         -------          ------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................      21,154         16,661           (847)            (220)            370             100
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............     (21,022)        18,160            (22)            (925)         (2,715)           (147)
                                       --------        -------          -----          -------         -------          ------
  Net Gain (Loss) on Investments...         132         34,821           (869)          (1,145)         (2,345)            (47)
                                       --------        -------          -----          -------         -------          ------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................    $ 30,262        $50,160          $(142)         $  (307)        $  (522)         $1,444
                                       ========        =======          =====          =======         =======          ======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account A Financial Statements        B- 8

                                                                                            RUSSELL
                                      RUSSELL            RUSSELL           RUSSELL        REAL ESTATE        RUSSELL
                                    MULTI-STYLE         AGGRESSIVE         NON-U.S.        SECURITIES       CORE BOND
                                  EQUITY DIVISION#   EQUITY DIVISION#     DIVISION#        DIVISION#        DIVISION#
     MONEY MARKET DIVISION        ----------------   ----------------   --------------   --------------   --------------
-------------------------------     EIGHT MONTHS       EIGHT MONTHS      EIGHT MONTHS     EIGHT MONTHS     EIGHT MONTHS
     YEAR ENDED     YEAR ENDED         ENDED              ENDED             ENDED            ENDED            ENDED
    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
        1999           1998             1999               1999              1999             1999             1999
------------------------------------------------------------------------------------------------------------------------
       $1,410         $1,254            $ 76               $  4              $ 37             $ 12             $ 22
          315            267               9                  4                 4                1                2
       ------         ------            ----               ----              ----             ----             ----
        1,095            987              67                 --                33               11               20
       ------         ------            ----               ----              ----             ----             ----

           --             --              (3)               (34)               10               (2)              (1)
           --             --              62                118               154              (10)             (23)
       ------         ------            ----               ----              ----             ----             ----
           --             --              59                 84               164              (12)             (24)
       ------         ------            ----               ----              ----             ----             ----
       $1,095         $  987            $126               $ 84              $197             $ (1)            $ (4)
       ======         ======            ====               ====              ====             ====             ====

                                      B- 9        Account A Financial Statements

NML VARIABLE ANNUITY ACCOUNT A
Statement of Changes in Equity
(in thousands)

                                                                                    SMALL CAP
                                                                                   GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                   EIGHT MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income......................     $  48,095        $ 26,166          $   136           $  1,870        $  2,245
  Net Realized gain (loss)...................        51,300          37,625              550             10,360           6,752
  Net Change in unrealized appreciation
    (depreciation)...........................         9,270          36,250              464             18,776          (3,928)
                                                  ---------        --------          -------           --------        --------
Increase (Decrease) in Equity Derived from
  Investment Activity........................       108,665         100,041            1,150             31,006           5,069
                                                  ---------        --------          -------           --------        --------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments..............        55,489          62,325              398              6,945          10,359
  Annuity Payments...........................        (1,469)         (1,306)              --                (36)            (41)
  Surrenders and Other (net).................      (102,935)        (80,848)             (85)           (12,324)         (8,661)
  Transfers from Other Divisions or
    Sponsor..................................       125,332          95,967            7,491             13,400           8,930
  Transfers to Other Divisions or Sponsor....      (126,511)        (98,941)          (4,107)           (22,500)        (17,180)
                                                  ---------        --------          -------           --------        --------
Increase (Decrease) in Equity Derived from
  Equity Transactions........................       (50,094)        (22,803)           3,697            (14,515)         (6,593)
                                                  ---------        --------          -------           --------        --------
Net Increase (Decrease) in Equity............        58,571          77,238            4,847             16,491          (1,524)

EQUITY
  Beginning of Period........................       725,633         648,395               --             87,879          89,403
                                                  ---------        --------          -------           --------        --------
  End of Period..............................     $ 784,204        $725,633          $ 4,847           $104,370        $ 87,879
                                                  =========        ========          =======           ========        ========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account A Financial Statements       B- 10

                                    INDEX 400
                                      STOCK                                            GROWTH & INCOME
 INTERNATIONAL EQUITY DIVISION      DIVISION#         GROWTH STOCK DIVISION            STOCK DIVISION
-------------------------------   --------------   ---------------------------   ---------------------------
                                   EIGHT MONTHS
     YEAR ENDED     YEAR ENDED        ENDED         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999           1998            1999            1999           1998           1999           1998
------------------------------------------------------------------------------------------------------------
      $ 5,674        $  2,264         $   22         $   828        $   198        $ 3,749        $   (59)
        2,516           3,000             18           2,300          1,743          1,705          1,022
          193          (3,655)           154           3,411          2,872         (3,315)         4,954
      -------        --------         ------         -------        -------        -------        -------
        8,383           1,609            194           6,539          4,813          2,139          5,917
      -------        --------         ------         -------        -------        -------        -------

        3,455           4,941            410           3,966          3,618          3,728          4,697
          (25)            (32)            --              (6)            (4)           (71)           (55)
       (6,125)         (5,289)           (93)         (3,594)        (2,367)        (3,578)        (2,704)
        3,673           5,056          2,621          13,108          7,949          8,139          9,679
       (8,861)        (11,484)          (937)         (7,589)        (4,660)       (10,849)        (4,854)
      -------        --------         ------         -------        -------        -------        -------
       (7,883)         (6,808)         2,001           5,885          4,536         (2,631)         6,763
      -------        --------         ------         -------        -------        -------        -------
          500          (5,199)         2,195          12,424          9,349           (492)        12,680

       44,912          50,111             --          26,604         17,255         36,228         23,548
      -------        --------         ------         -------        -------        -------        -------
      $45,412        $ 44,912         $2,195         $39,028        $26,604        $35,736        $36,228
      =======        ========         ======         =======        =======        =======        =======


              INDEX 500
 IN        STOCK DIVISION
---  ---------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
---  ---------------------------
       $  1,910       $  2,863
         13,204          8,567
         13,045         18,919
       --------       --------
         28,159         30,349
       --------       --------
         11,822         11,699
           (489)          (411)
        (19,188)       (12,885)
         24,383         17,648
        (18,154)       (14,119)
       --------       --------
         (1,626)         1,932
       --------       --------
         26,533         32,281
        143,176        110,895
       --------       --------
       $169,709       $143,176
       ========       ========

                                     B- 11        Account A Financial Statements

NML VARIABLE ANNUITY ACCOUNT A
Statement of Changes in Equity
(in thousands)


                                          BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income............   $   30,130      $   15,339       $    727        $    838        $  1,823        $  1,491
  Net Realized gain (loss).........       21,154          16,661           (847)           (220)            370             100
  Net Change in unrealized
    appreciation (depreciation)....      (21,022)         18,160            (22)           (925)         (2,715)           (147)
                                      ----------      ----------       --------        --------        --------        --------
Increase (Decrease) in Equity
  Derived from Investment
  Activity.........................       30,262          50,160           (142)           (307)           (522)          1,444
                                      ----------      ----------       --------        --------        --------        --------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments....       15,663          17,160            989           2,104           1,638           2,145
  Annuity Payments.................         (742)           (662)            (5)             (5)            (55)            (59)
  Surrenders and Other (net).......      (45,409)        (35,226)        (1,234)           (806)         (4,343)         (3,234)
  Transfers from Other Divisions or
    Sponsor........................       17,537          10,851          1,293           4,761           2,826           3,443
  Transfers to Other Divisions or
    Sponsor........................      (23,181)        (19,108)        (3,220)         (5,233)         (3,264)         (3,102)
                                      ----------      ----------       --------        --------        --------        --------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions.....................      (36,132)        (26,985)        (2,177)            821          (3,198)           (807)
                                      ----------      ----------       --------        --------        --------        --------
Net Increase (Decrease) in
  Equity...........................       (5,870)         23,175         (2,319)            514          (3,720)            637

EQUITY
  Beginning of Period..............      324,803         301,628          9,258           8,744          25,862          25,225
                                      ----------      ----------       --------        --------        --------        --------
  End of Period....................   $  318,933      $  324,803       $  6,939        $  9,258        $ 22,142        $ 25,862
                                      ==========      ==========       ========        ========        ========        ========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account A Financial Statements       B- 12

                                                                                            RUSSELL
                                      RUSSELL            RUSSELL           RUSSELL        REAL ESTATE        RUSSELL
                                    MULTI-STYLE         AGGRESSIVE         NON-U.S.        SECURITIES       CORE BOND
                                  EQUITY DIVISION#   EQUITY DIVISION#     DIVISION#        DIVISION#        DIVISION#
     MONEY MARKET DIVISION        ----------------   ----------------   --------------   --------------   --------------
-------------------------------     EIGHT MONTHS       EIGHT MONTHS      EIGHT MONTHS     EIGHT MONTHS     EIGHT MONTHS
     YEAR ENDED     YEAR ENDED         ENDED              ENDED             ENDED            ENDED            ENDED
    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
        1999           1998             1999               1999              1999             1999             1999
------------------------------------------------------------------------------------------------------------------------
      $  1,095       $    987          $   67             $   --            $   33            $ 11             $ 20
            --             --              (3)               (34)               10              (2)              (1)
            --             --              62                118               154             (10)             (23)
      --------       --------          ------             ------            ------            ----             ----
         1,095            987             126                 84               197              (1)              (4)
      --------       --------          ------             ------            ------            ----             ----

         5,147          5,602             750                285               189              33               71
           (40)           (37)             --                 --                --              --               --
        (6,872)        (9,676)            (36)               (22)              (31)             (1)              --
        24,985         27,650           1,993              1,498             1,372             324              689
       (22,381)       (19,201)           (333)              (703)             (344)            (24)             (64)
      --------       --------          ------             ------            ------            ----             ----
           839          4,338           2,374              1,058             1,186             332              696
      --------       --------          ------             ------            ------            ----             ----
         1,934          5,325           2,500              1,142             1,383             331              692

        26,911         21,586              --                 --                --              --               --
      --------       --------          ------             ------            ------            ----             ----
      $ 28,845       $ 26,911          $2,500             $1,142            $1,383            $331             $692
      ========       ========          ======             ======            ======            ====             ====

                                     B- 13        Account A Financial Statements

NML VARIABLE ANNUITY ACCOUNT A
Notes to Financial Statements
December 31, 1999

NOTE 1 -- NML Variable Annuity Account A (the "Account") is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "Sponsor") used to fund variable annuity contracts ("contracts") for HR-10 and corporate pension and profit-sharing plans which qualify for special tax treatment under the Internal Revenue Code. Beginning March 31, 1995 two versions of the contract are offered: Front Load contracts with a sales charge up to 4% of purchase payments and Back Load contracts with a withdrawal charge of 0-8%.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share.

The Funds are open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of the Funds shares is identified cost. Purchases and sales of the Funds shares for the period ended December 31, 1999 by each Division are shown below:

        DIVISIONS            PURCHASES       SALES
        ---------            ---------       -----
Small Cap Growth Stock....  $ 7,208,705   $ 3,374,541
Aggressive Growth Stock...    9,958,208    22,717,778
International Equity......    7,974,310    10,228,782
Index 400 Stock...........    2,853,810       821,170
Growth Stock..............   11,793,727     5,237,895
Growth & Income Stock.....    9,919,814     9,006,288
Index 500 Stock...........   20,410,794    20,135,029
Balanced..................   44,419,512    50,211,717
High Yield Bond...........    2,095,955     3,579,846
Select Bond...............    4,931,954     6,390,659
Money Market..............   20,905,226    18,848,756
Russell Multi-Style Equity
  Fund....................    2,666,402       225,476
Russell Aggressive Equity
  Fund....................    1,593,605       535,192
Russell Non-U.S. Fund.....    1,498,221       279,802
Russell Real Estate
  Securities Fund.........      357,723        13,625
Russell Core Bond Fund....      758,431        41,756

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued on or after March 31, 1995, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2%, respectively.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1 1/2% annual rate.

Notes to Financial Statements        B- 14

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Deposit in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

                                     B- 15         Notes to Financial Statements

NML VARIABLE ANNUITY ACCOUNT A
Notes to Financial Statements
December 31, 1999
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                                                                                  CONTRACTS ISSUED:
                                                       CONTRACTS ISSUED:                     AFTER DECEMBER 16, 1981 AND
                                                   PRIOR TO DECEMBER 17, 1981                  PRIOR TO MARCH 31, 1995
                                             --------------------------------------    ---------------------------------------
                                             ACCUMULATION       UNITS                  ACCUMULATION       UNITS
                DIVISION                      UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock...................     $1.851783            95       $   176     $1.845580         1,899       $  3,505
Aggressive Growth Stock..................      5.658407           371         2,099      5.407959        14,666         79,313
International Equity.....................      2.375600           630         1,497      2.297694        15,308         35,173
Index 400 Stock..........................      1.122676           167           187      1.118909         1,241          1,389
Growth Stock.............................      3.099518           373         1,156      3.012947         8,576         25,839
Growth and Income Stock..................      2.600855           254           661      2.528256         9,503         24,026
Index 500 Stock..........................      5.043329         6,688        33,729      4.820195        20,901        100,747
Balanced.................................      8.136959         2,738        22,279      7.436406        35,440        263,546
High Yield Bond..........................      1.563339            77           120      1.519653         2,904          4,413
Select Bond..............................      7.582833           715         5,422      6.928532         1,915         13,268
Money Market.............................      2.760791           898         2,479      2.523294         7,330         18,496
Russell Multi-Style Equity...............      1.070614             8             9      1.067018         1,475          1,574
Russell Aggressive Equity................      1.103591             7             8      1.099895           761            837
Russell Non-U.S. ........................      1.247160            12            15      1.242993           814          1,012
Russell Real Estate Securities...........      0.922768             5             5      0.919674           249            229
Russell Core Bond........................      0.986452             3             3      0.983142           581            571
                                                                            -------                                   --------
  Equity.................................                                    69,845                                    573,938
  Annuity Reserves.......................                                     4,406                                     10,498
                                                                            -------                                   --------
  Total Equity...........................                                   $74,251                                   $584,436
                                                                            =======                                   ========

                                                       CONTRACTS ISSUED:                          CONTRACTS ISSUED:
                                                   ON OR AFTER MARCH 31, 1995                ON OR AFTER MARCH 31, 1995
                                                       FRONT LOAD VERSION                         BACK LOAD VERSION
                                             --------------------------------------    ---------------------------------------
                                             ACCUMULATION       UNITS                  ACCUMULATION       UNITS
                DIVISION                      UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock...................     $1.856086           150       $   278     $1.845580           481       $    888
Aggressive Growth Stock..................      2.661899         1,186         3,157      5.407959         3,585         19,388
International Equity.....................      1.964300           728         1,430      2.297694         3,063          7,038
Index 400 Stock..........................      1.125296           163           183      1.118909           388            434
Growth Stock.............................      2.898070           613         1,777      3.012947         3,382         10,190
Growth and Income Stock..................      2.431081           757         1,840      2.528256         3,307          8,361
Index 500 Stock..........................      3.127888         1,247         3,901      4.820195         5,418         26,115
Balanced.................................      2.117903         1,801         3,814      7.436406         2,897         21,543
High Yield Bond..........................      1.483036           381           565      1.519653         1,175          1,786
Select Bond..............................      1.331215           215           286      6.928532           364          2,522
Money Market.............................      1.259407         1,980         2,494      2.523294         1,893          4,777
Russell Multi-Style Equity...............      1.073107           322           346      1.067018           535            571
Russell Aggressive Equity................      1.106159            88            97      1.099895           183            201
Russell Non-U.S. ........................      1.250059            81           101      1.242993           205            255
Russell Real Estate Securities...........      0.924920            19            18      0.919674            88             81
Russell Core Bond........................      0.988747            27            27      0.983142            94             92
                                                                            -------                                   --------
  Equity.................................                                    20,314                                    104,242
  Annuity Reserves.......................                                       402                                        559
                                                                            -------                                   --------
  Total Equity...........................                                   $20,716                                   $104,801
                                                                            =======                                   ========

Notes to Financial Statements        B- 16

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account A

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of NML Variable Annuity Account A and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 1999, the results of each of their operations for each of the two years or the period then ended and the changes in each of their equity for the two years or the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLP]

Milwaukee, Wisconsin
January 27, 2000

                                     B- 17                   Accountants' Report

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                                                                    DECEMBER 31,
                                                                ---------------------
                                                                 1999          1998
-------------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $36,792       $34,888
  Common and preferred stocks...............................      7,108         6,062
  Mortgage loans............................................     13,416        12,250
  Real estate...............................................      1,666         1,481
  Policy loans..............................................      7,938         7,580
  Other investments.........................................      3,443         2,353
  Cash and temporary investments............................      1,159         1,275
                                                                -------       -------
    TOTAL INVESTMENTS.......................................     71,522        65,889
  Due and accrued investment income.........................        893           827
  Other assets..............................................      1,409         1,313
  Separate account assets...................................     12,161         9,966
                                                                -------       -------
    TOTAL ASSETS............................................    $85,985       $77,995
                                                                =======       =======
LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $56,246       $51,815
  Policy benefit and premium deposits.......................      1,746         1,709
  Policyowner dividends payable.............................      3,100         2,870
  Interest maintenance reserve..............................        491           606
  Asset valuation reserve...................................      2,371         1,994
  Income taxes payable......................................      1,192         1,161
  Other liabilities.........................................      3,609         3,133
  Separate account liabilities..............................     12,161         9,966
                                                                -------       -------
    TOTAL LIABILITIES.......................................     80,916        73,254
  Surplus...................................................      5,069         4,741
                                                                -------       -------
    TOTAL LIABILITIES AND SURPLUS...........................    $85,985       $77,995
                                                                =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Financial Position

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                               1999        1998        1997
---------------------------------------------------------------------------------------------
REVENUE
  Premiums and deposits.....................................  $ 8,344     $ 8,021     $ 7,294
  Net investment income.....................................    4,766       4,536       4,171
  Other income..............................................      970         922         861
                                                              -------     -------     -------
      TOTAL REVENUE.........................................   14,080      13,479      12,326
                                                              -------     -------     -------
BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........    4,023       3,602       3,329
  Net additions to policy benefit reserves..................    4,469       4,521       4,026
  Net transfers to separate accounts........................      516         564         566
                                                              -------     -------     -------
      TOTAL BENEFITS........................................    9,008       8,687       7,921
  Operating expenses........................................    1,287       1,297       1,138
                                                              -------     -------     -------
      TOTAL BENEFITS AND EXPENSES...........................   10,295       9,984       9,059
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......    3,785       3,495       3,267
Policyowner dividends.......................................    3,091       2,869       2,636
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................      694         626         631
Income tax expense..........................................      203         301         356
                                                              -------     -------     -------
      NET GAIN FROM OPERATIONS..............................      491         325         275
Net realized capital gains..................................      846         484         414
                                                              -------     -------     -------
      NET INCOME............................................  $ 1,337     $   809     $   689
                                                              =======     =======     =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                     B- 19  Consolidated Statement of Operations

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
                                                                 1999         1998         1997
------------------------------------------------------------------------------------------------
BEGINNING OF YEAR...........................................    $4,741       $4,101       $3,515
  Net income................................................     1,337          809          689
  Increase (decrease) in net unrealized gains...............       213         (147)         576
  Increase in investment reserves...........................      (377)         (20)        (526)
  Charge-off of goodwill (Note 7)...........................      (842)          --           --
  Other, net................................................        (3)          (2)        (153)
                                                                ------       ------       ------
  NET INCREASE IN SURPLUS...................................       328          640          586
                                                                ------       ------       ------
END OF YEAR BALANCE.........................................    $5,069       $4,741       $4,101
                                                                ======       ======       ======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Changes in Surplus

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                 1999          1998          1997
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 9,260       $ 8,876       $ 8,093
  Investment income received................................      4,476         4,216         3,928
  Disbursement of policy loans, net of repayments...........       (358)         (416)         (360)
  Benefits paid to policyowners and beneficiaries...........     (4,012)       (3,572)       (3,316)
  Net transfers to separate accounts........................       (516)         (564)         (565)
  Policyowner dividends paid................................     (2,862)       (2,639)       (2,347)
  Operating expenses and taxes..............................     (1,699)       (1,749)       (1,722)
  Other, net................................................        (56)          (83)          124
                                                                -------       -------       -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,233         4,069         3,835
                                                                -------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     20,788        28,720        38,284
     Common and preferred stocks............................     13,331        10,359         9,057
     Mortgage loans.........................................      1,356         1,737         1,012
     Real estate............................................        216           159           302
     Other investments......................................        830           768           398
                                                                -------       -------       -------
                                                                 36,521        41,743        49,053
                                                                -------       -------       -------
  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     22,849        30,873        41,169
     Common and preferred stocks............................     13,794         9,642         9,848
     Mortgage loans.........................................      2,500         3,135         2,309
     Real estate............................................        362           268           202
     Other investments......................................      1,864           567           359
                                                                -------       -------       -------
                                                                 41,369        44,485        53,887
                                                                -------       -------       -------
  Net increase (decrease) in securities lending and other...        499          (624)          440
                                                                -------       -------       -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,349)       (3,366)       (4,394)
                                                                -------       -------       -------
       NET (DECREASE) INCREASE IN CASH AND TEMPORARY
        INVESTMENTS.........................................       (116)          703          (559)
Cash and temporary investments, beginning of year...........      1,275           572         1,131
                                                                -------       -------       -------
Cash and temporary investments, end of year.................    $ 1,159       $ 1,275       $   572
                                                                =======       =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                     B- 21  Consolidated Statement of Cash Flows

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 1999, 1998 and 1997

NOTE 1 -- BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to Codification that would also be effective upon implementation. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded). The Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") intends to adopt Codification effective January 1, 2001. The Company has not determined the potential effect of Codification, and the eventual effect of adoption could differ if changes are made prior to the effective date of January 1, 2001.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at cost, and unconsolidated subsidiaries are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost, less depreciation and encumbrances, or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS

Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Unrealized investment gains and losses include changes in the fair

Notes to Consolidated Statutory Financial Statements value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

INVESTMENT RESERVES

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. In addition, the Company maintained a $200 million voluntary investment reserve at each of December 31, 1999 and 1998 to absorb potential investment losses exceeding those considered by the AVR formula. Increases or decreases in these investment reserves are recorded directly to surplus.

SEPARATE ACCOUNTS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME

Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS

Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain financial statement balances for 1998 and 1997 have been reclassified to conform to the current year presentation.

                            Notes to Consolidated Statutory Financial Statements

NOTE 2 -- INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.
Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 1999 and 1998 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1998      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,904      $  461      $   (11)     $ 4,354
Mortgage-backed
  securities.........     7,357         280          (15)       7,622
Corporate and other
  debt securities....    23,627       1,240         (382)      24,485
                        -------      ------      -------      -------
                         34,888       1,981         (408)      36,461
Preferred stocks.....       189           4           (1)         192
                        -------      ------      -------      -------
     Total...........   $35,077      $1,985      $  (409)     $36,653
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 1999 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   STATEMENT    ESTIMATED
                                     VALUE      FAIR VALUE
                                   ---------    ----------
                                        (IN MILLIONS)
Due in one year or less..........   $   931      $   942
Due after one year through five
  years..........................     5,420        5,412
Due after five years through ten
  years..........................    11,168       10,796
Due after ten years..............    11,622       11,059
                                    -------      -------
                                     29,141       28,209
Mortgage-backed securities.......     7,736        7,545
                                    -------      -------
                                    $36,877      $35,754
                                    =======      =======

STOCKS

The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 1999 and 1998 was $4.9 billion and $4.3 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 1999 and 1998 was $13.2 billion and $12.9 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1999 and 1998, real estate includes $39 million and $61 million, respectively, acquired through foreclosure and $114 million and $120 million, respectively, of home office real estate.

Notes to Consolidated Statutory Financial Statements

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1999
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  219      $(404)      $ (185)
Common and preferred
  stocks..................      1,270       (255)       1,015
Mortgage loans............         22        (12)          10
Real estate...............         92         --           92
Other invested assets.....        308       (189)         119
                               ------      -----       ------
                               $1,911      $(860)       1,051
                               ======      =====       ------
Less: Capital gains
  taxes...................                                244
Less: IMR (losses)
  gains...................                                (39)
                                                       ------
Net realized capital
  gains...................                             $  846
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1998
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  514      $(231)      $  283
Common and preferred
  stocks..................        885       (240)         645
Mortgage loans............         18        (11)           7
Real estate...............         41         --           41
Other invested assets.....        330       (267)          63
                               ------      -----       ------
                               $1,788      $(749)       1,039
                               ======      =====       ------
Less: Capital gains
  taxes...................                                358
Less: IMR (losses)
  gains...................                                197
                                                       ------
Net realized capital
  gains...................                             $  484
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1997
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  518      $(269)       $249
Common and preferred
  stocks..................        533       (150)        383
Mortgage loans............         14        (14)         --
Real estate...............        100         (2)         98
Other invested assets.....        338       (105)        233
                               ------      -----        ----
                               $1,503      $(540)        963
                               ======      =====        ----
Less: Capital gains
  taxes...................                               340
Less: IMR (losses)
  gains...................                               209
                                                        ----
Net realized capital
  gains...................                              $414
                                                        ====

Changes in unrealized net investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                    FOR THE YEAR ENDED
                                       DECEMBER 31,
                                  ----------------------
                                  1999     1998     1997
                                  ----     ----     ----
                                      (IN MILLIONS)
Bonds.........................    $(178)   $ (97)   $ 43
Common and preferred stocks...      415       29     528
Mortgage loans................      (10)     (16)     (7)
Real estate...................       (2)      --      --
Other.........................      (12)     (63)     12
                                  -----    -----    ----
                                  $ 213    $(147)   $576
                                  =====    =====    ====

SECURITIES LENDING

The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $2.1 billion and $1.5 billion, respectively, are included in the consolidated statements of financial position at December 31, 1999 and 1998, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 11.3% (11.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1999 and 1998, the fair value of the Company's investment in MGIC exceeded the statement value of $201 million and $180 million, respectively, by $518 million and $296 million, respectively.

In August 1998, the Company delivered 8.9 million shares of MGIC to a brokerage firm to settle a forward contract. In conjunction with the settlement, the Company recorded a $114 million realized gain.

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps.

The Company held the following positions for hedging purposes at December 31, 1999 and 1998:

                            Notes to Consolidated Statutory Financial Statements

                                                NOTIONAL AMOUNTS
                                           ---------------------------
                                           DECEMBER 31,   DECEMBER 31,
     DERIVATIVE FINANCIAL INSTRUMENT           1999           1998                     RISKS REDUCED
     -------------------------------       ------------   ------------                 -------------
                                                  (IN MILLIONS)
Foreign Currency
  Forward Contracts......................      $967           $601       Currency exposure on foreign-denominated
                                                                         investments
Common Stock Futures.....................       620            657       Stock market price fluctuation.
Bond Futures.............................        50            379       Bond market price fluctuation.
Options to acquire Interest Rate Swaps...       419            419       Interest rates payable on certain annuity
                                                                         and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................       203             94       Interest rates on variable rate notes and
                                                                         currency exposure on foreign-denominated
                                                                         bonds.
Default Swaps............................        52             --       Default exposure on certain bond
                                                                         investments.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1999 and 1998. The notional amount of equity swaps outstanding at December 31, 1999 and 1998 was $136 million and $138 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. There is no statement value reported for interest rate swaps, bond futures and options to acquire interest rate swaps prior to the settlement of the contract, at which time realized gains and losses are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized losses of $55 million and $104 million, respectively, and net unrealized gains (losses) of $17 million and $(58) million, respectively, on derivative instruments. The effect of derivative instruments in 1997 was not material to the Company's results of operations.

NOTE 3 -- RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

NOTE 4 -- EMPLOYEE AND AGENT BENEFIT PLANS

The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of January 1, 1999, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $109 million and $98 million for nonqualified defined benefit plans at
Notes to Consolidated Statutory Financial Statements

December 31, 1999 and 1998, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $31 million, $29 million and $27 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 1999, 1998 and 1997, respectively. The defined benefit and defined contribution plans' assets of $2.2 billion and $1.9 billion at December 31, 1999 and 1998, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 1999, 1998 and 1997 were a net expense (benefit) of $5.0 million, $1.8 million and ($1.3) million, respectively.

                            DECEMBER 31,         DECEMBER 31,
                                1999                 1998
                         ------------------   ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $40 million          $35 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $68 million          $56 million
Discount rate..........  7%                   7%
Health care cost trend
  rate.................  10% to an ultimate   10% to an ultimate
                         5%, declining 1%     5%, declining 1%
                         for 5 years          for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1999 and 1998 would have been increased by $6 million and $5 million, respectively.

At December 31, 1999 and 1998, the recorded postretirement benefit obligation was reduced by $28 million and $23 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

NOTE 5 -- REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 1999 and 1998 were reported net of ceded reserves of $584 million and $518 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 1999, 1998 and 1997 was as follows:

                                1999     1998     1997
                               ------   ------   ------
                                    (IN MILLIONS)
Direct premiums and
  deposits...................  $8,785   $8,426   $7,647
Premiums ceded...............    (441)    (405)    (353)
                               ------   ------   ------
Net premium and deposits.....  $8,344   $8,021   $7,294
                               ======   ======   ======
Benefits to policyowners and
  beneficiaries..............   9,205   $8,869   $8,057
Benefits ceded...............    (197)    (182)    (136)
                               ------   ------   ------
Net benefits to policyowners
  and beneficiaries..........  $9,008   $8,687   $7,921
                               ======   ======   ======

In addition, the Company received $133 million, $121 million and $115 million for the years ended December 31, 1999, 1998 and 1997, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                            Notes to Consolidated Statutory Financial Statements

NOTE 6 -- INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 1999, 1998 and 1997 was 29%, 48%, and 56% respectively. In 1999, the effective rate was less than the federal corporate rate of 35% due primarily to differences between book and tax investment income. In 1998 and 1997, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

NOTE 7 -- RELATED PARTY TRANSACTIONS

The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $950 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 1999, the Company charged-off directly from surplus approximately $842 million, representing the total goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 1999, the Company transferred appreciated equity investments to a wholly-owned subsidiary as a capital contribution to the subsidiary. A realized capital gain of $287 million was recorded on this transaction based on the fair value of the assets upon transfer.

NOTE 8 -- CONTINGENCIES

The Company has guaranteed certain obligations of its other affiliates. These guarantees totaled approximately $101 million at December 31, 1999 and are generally supported by the underlying net asset values of the affiliates.

In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.9 billion at December 31, 1999 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial position.

Notes to Consolidated Statutory Financial Statements

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1999 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, on the basis of accounting described in Note 1.

/s/ PriceWaterhousecoopers LLP
January 24, 2000

Accountants' Report                  B- 29

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
DISTRIBUTION OF THE CONTRACTS...............................................B-2

DETERMINATION OF ANNUITY PAYMENTS...........................................B-2
         Amount of Annuity Payments.........................................B-2
         Annuity Unit Value.................................................B-3
         Illustrations of Variable Annuity Payments.........................B-3

VALUATION OF ASSETS OF THE ACCOUNT..........................................B-4

TRANSFERABILITY RESTRICTIONS................................................B-4

EXPERTS.....................................................................B-4

FINANCIAL STATEMENTS OF THE ACCOUNT.........................................B-5
(for the two years ended December 31, 1999)

REPORT OF INDEPENDENT ACCOUNTANTS..........................................B-17
(for the two years ended December 31, 1999)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL................................B-18
(for the three years ended December 31, 1999)

REPORT OF INDEPENDENT ACCOUNTANTS..........................................B-29
(for the three years ended December 31, 1999)


                                      B-30